UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024—September 30, 2025

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Strategic Equity Fund Investor Shares - VSEQX

Capital Opportunity Fund Investor Shares - VHCOX

Capital Opportunity Fund Admiral™ Shares - VHCAX

Global Equity Fund Investor Shares - VHGEX

Strategic Small-Cap Equity Fund Investor Shares - VSTCX

Vanguard Strategic Equity Fund

Investor Shares (VSEQX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Strategic Equity Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$18	0.17%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund outperformed its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the 12-month period. Both value and growth stocks posted positive returns, but growth handily outperformed value across capitalizations.

  Six of the Fund’s 11 benchmark sectors contributed to performance. Stock selection in consumer discretionary, financials, and industrials boosted performance the most. Relative performance was held back primarily by selection in energy, consumer staples, and utilities.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $10,000

	Investor Shares	MSCI US Small + Mid Cap 2200 Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$10,000	$10,000	$10,000
2015	$10,294	$10,370	$10,627
2016	$10,338	$10,506	$10,724
2016	$10,385	$10,851	$11,005
2016	$11,062	$11,454	$11,493
2016	$12,139	$12,005	$11,968
2017	$12,506	$12,566	$12,661
2017	$12,712	$12,854	$13,042
2017	$13,084	$13,427	$13,638
2017	$13,812	$14,184	$14,501
2018	$13,877	$14,188	$14,413
2018	$14,381	$14,866	$14,971
2018	$15,129	$15,565	$16,035
2018	$12,167	$12,865	$13,733
2019	$14,084	$14,944	$15,661
2019	$14,335	$15,440	$16,301
2019	$14,277	$15,395	$16,487
2019	$15,422	$16,564	$17,976
2020	$10,497	$11,840	$14,208
2020	$13,125	$14,951	$17,347
2020	$13,978	$15,990	$18,921
2020	$17,005	$19,800	$21,714
2021	$19,418	$21,934	$23,114
2021	$20,849	$23,358	$25,030
2021	$20,685	$23,002	$25,000
2021	$22,253	$24,336	$27,285
2022	$21,518	$22,943	$25,812
2022	$18,091	$19,125	$21,466
2022	$17,621	$18,501	$20,486
2022	$19,626	$20,133	$21,956
2023	$20,267	$20,703	$23,547
2023	$21,506	$21,729	$25,523
2023	$20,614	$20,668	$24,683
2023	$23,395	$23,388	$27,678
2024	$25,649	$25,143	$30,458
2024	$24,757	$24,267	$31,445
2024	$27,269	$26,592	$33,382
2024	$27,411	$26,872	$34,286
2025	$25,636	$25,327	$32,616
2025	$28,056	$27,440	$36,233
2025	$30,816	$29,426	$39,210

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	13.01%	17.13%	11.91%
MSCI US Small + Mid Cap 2200 Index	10.66%	12.97%	11.40%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$9,585
Number of Portfolio Holdings	570
Portfolio Turnover Rate	62%
Total Investment Advisory Fees (in thousands)	$2,917

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Communication Services	3.5%
Consumer Discretionary	11.7%
Consumer Staples	3.6%
Energy	3.5%
Financials	16.8%
Health Care	11.2%
Industrials	18.2%
Information Technology	14.5%
Materials	4.4%
Real Estate	7.1%
Utilities	5.1%
Other Assets and Liabilities—Net	0.4%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR114

Vanguard Capital Opportunity Fund

Investor Shares (VHCOX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Capital Opportunity Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$45	0.42%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Security selection in the health care and information technology sectors detracted most from relative performance. Seven of the Fund’s 11 sectors contributed positively, with selection in consumer discretionary adding the most to results. In absolute terms, however, the Fund performed solidly.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $10,000

	Investor Shares	Russell Midcap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$10,000	$10,000	$10,000
2015	$10,767	$10,412	$10,627
2016	$10,420	$10,472	$10,724
2016	$10,277	$10,636	$11,005
2016	$11,520	$11,124	$11,493
2016	$11,905	$11,175	$11,968
2017	$12,905	$11,945	$12,661
2017	$13,752	$12,449	$13,042
2017	$14,488	$13,106	$13,638
2017	$15,369	$13,999	$14,501
2018	$15,633	$14,303	$14,413
2018	$16,033	$14,754	$14,971
2018	$17,535	$15,872	$16,035
2018	$14,793	$13,333	$13,733
2019	$16,648	$15,950	$15,661
2019	$16,808	$16,811	$16,301
2019	$16,656	$16,698	$16,487
2019	$18,814	$18,063	$17,976
2020	$14,905	$14,443	$14,208
2020	$18,211	$18,814	$17,347
2020	$19,740	$20,577	$18,921
2020	$23,102	$24,491	$21,714
2021	$25,115	$24,352	$23,114
2021	$27,300	$27,049	$25,030
2021	$26,599	$26,843	$25,000
2021	$27,960	$27,608	$27,285
2022	$26,136	$24,135	$25,812
2022	$22,477	$19,049	$21,466
2022	$21,160	$18,925	$20,486
2022	$23,060	$20,231	$21,956
2023	$24,673	$22,079	$23,547
2023	$26,366	$23,456	$25,523
2023	$26,494	$22,230	$24,683
2023	$28,944	$25,464	$27,678
2024	$31,583	$27,882	$30,458
2024	$32,500	$26,986	$31,445
2024	$33,119	$28,751	$33,382
2024	$33,075	$31,092	$34,286
2025	$31,970	$28,878	$32,616
2025	$34,853	$34,135	$36,233
2025	$38,541	$35,084	$39,210

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	16.37%	14.32%	14.44%
Russell Midcap Growth Index	22.02%	11.26%	13.37%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$24,663
Number of Portfolio Holdings	193
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$50,409

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Communication Services	6.8%
Consumer Discretionary	12.4%
Consumer Staples	1.0%
Energy	2.1%
Financials	8.8%
Health Care	23.4%
Industrials	12.0%
Information Technology	30.1%
Materials	0.4%
Real Estate	0.1%
Other Assets and Liabilities—Net	2.9%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR111

Vanguard Capital Opportunity Fund

Admiral™ Shares (VHCAX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Capital Opportunity Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$38	0.35%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Security selection in the health care and information technology sectors detracted most from relative performance. Seven of the Fund’s 11 sectors contributed positively, with selection in consumer discretionary adding the most to results. In absolute terms, however, the Fund performed solidly.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $50,000

	Admiral Shares	Russell Midcap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$50,000	$50,000	$50,000
2015	$53,850	$52,059	$53,135
2016	$52,121	$52,361	$53,621
2016	$51,418	$53,179	$55,023
2016	$57,640	$55,621	$57,463
2016	$59,584	$55,874	$59,841
2017	$64,600	$59,726	$63,307
2017	$68,849	$62,244	$65,211
2017	$72,546	$65,532	$68,189
2017	$76,972	$69,993	$72,504
2018	$78,310	$71,514	$72,066
2018	$80,324	$73,772	$74,857
2018	$87,866	$79,360	$80,177
2018	$74,130	$66,667	$68,664
2019	$83,452	$79,748	$78,305
2019	$84,266	$84,056	$81,506
2019	$83,519	$83,490	$82,433
2019	$94,356	$90,314	$89,881
2020	$74,768	$72,215	$71,041
2020	$91,365	$94,068	$86,734
2020	$99,057	$102,886	$94,604
2020	$115,951	$122,454	$108,568
2021	$126,069	$121,762	$115,569
2021	$137,062	$135,243	$125,148
2021	$133,567	$134,215	$124,999
2021	$140,425	$138,040	$136,424
2022	$131,279	$120,674	$129,058
2022	$112,921	$95,246	$107,329
2022	$106,328	$94,624	$102,431
2022	$115,892	$101,154	$109,782
2023	$124,007	$110,396	$117,734
2023	$132,557	$117,278	$127,615
2023	$133,216	$111,152	$123,417
2023	$145,570	$127,320	$138,390
2024	$158,851	$139,411	$152,292
2024	$163,497	$134,931	$157,225
2024	$166,640	$143,757	$166,910
2024	$166,447	$155,461	$171,430
2025	$160,916	$144,392	$163,082
2025	$175,452	$170,674	$181,165
2025	$194,067	$175,418	$196,051

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	16.46%	14.40%	14.52%
Russell Midcap Growth Index	22.02%	11.26%	13.37%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$24,663
Number of Portfolio Holdings	193
Portfolio Turnover Rate	11%
Total Investment Advisory Fees (in thousands)	$50,409

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Communication Services	6.8%
Consumer Discretionary	12.4%
Consumer Staples	1.0%
Energy	2.1%
Financials	8.8%
Health Care	23.4%
Industrials	12.0%
Information Technology	30.1%
Materials	0.4%
Real Estate	0.1%
Other Assets and Liabilities—Net	2.9%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Admiral Share class was reduced.

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5111

Vanguard Global Equity Fund

Investor Shares (VHGEX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Global Equity Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$43	0.40%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund underperformed its benchmark.

  Optimism in the U.S. about the prospect of further deregulation, tax cuts, and robust corporate earnings was, at times, tempered by market concerns about rising interest rates, stretched equity valuations, and U.S. trade policy announcements. While the Federal Reserve held short-term interest rates steady from January 2025 through August 2025, the European Central Bank and Bank of England cut rates over the 12-month period.

  Seven of the Fund’s 11 industry sectors contributed positively to relative performance. Stock selection in information technology helped to offset weaker areas, most notably health care. On a regional basis, stock selection in North America also detracted.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $10,000

	Investor Shares	MSCI All Country World Index Net
2015	$10,000	$10,000
2015	$10,526	$10,503
2016	$10,499	$10,528
2016	$10,552	$10,632
2016	$11,211	$11,196
2016	$11,217	$11,329
2017	$12,053	$12,112
2017	$12,849	$12,629
2017	$13,549	$13,284
2017	$14,334	$14,045
2018	$14,388	$13,910
2018	$14,434	$13,984
2018	$14,933	$14,582
2018	$13,022	$12,722
2019	$14,704	$14,271
2019	$15,359	$14,787
2019	$15,260	$14,783
2019	$16,763	$16,106
2020	$13,177	$12,665
2020	$16,072	$15,099
2020	$17,564	$16,327
2020	$20,514	$18,724
2021	$21,562	$19,580
2021	$23,027	$21,028
2021	$22,533	$20,806
2021	$23,208	$22,195
2022	$21,085	$21,005
2022	$17,863	$17,716
2022	$16,331	$16,508
2022	$17,953	$18,119
2023	$19,625	$19,443
2023	$20,908	$20,644
2023	$19,632	$19,942
2023	$22,174	$22,142
2024	$23,960	$23,957
2024	$24,130	$24,644
2024	$25,726	$26,274
2024	$25,143	$26,015
2025	$24,456	$25,670
2025	$28,008	$28,629
2025	$29,918	$30,811

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	16.30%	11.24%	11.58%
MSCI All Country World Index Net	17.27%	13.54%	11.91%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$7,770
Number of Portfolio Holdings	189
Portfolio Turnover Rate	36%
Total Investment Advisory Fees (in thousands)	$15,988

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Asia	15.6%
Europe	18.6%
North America	61.4%
Other	0.1%
South America	1.1%
Other Assets and Liabilities—Net	3.2%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Fund was reduced.

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR129

Vanguard Strategic Small-Cap Equity Fund

Investor Shares (VSTCX)

Annual Shareholder Report | September 30, 2025

This annual shareholder report contains important information about Vanguard Strategic Small-Cap Equity Fund (the "Fund") for the period of October 1, 2024, to September 30, 2025. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$24	0.23%

How did the Fund perform during the reporting period?

  For the 12 months ended September 30, 2025, the Fund outperformed its benchmark.

  Optimism in the U.S. about deregulation, tax cuts, and artificial intelligence was occasionally tempered by market concerns about rising interest rates, stretched equity valuations, and evolving trade policies. The Federal Reserve resumed cutting short-term interest rates in September 2025 in response to an uncertain economic outlook and slowing job gains. The Fed had paused on lowering rates in December 2024 amid mixed market signals.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the 12-month period. Both value and growth stocks posted positive returns, but growth handily outperformed value across capitalizations.

  Six of the Fund’s 11 benchmark sectors contributed to performance. Stock selection in health care, consumer staples, and consumer discretionary boosted performance the most. Relative performance was held back by selection in materials and communication services.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2015, Through September 30, 2025

Initial Investment of $10,000

	Investor Shares	MSCI US Small Cap 1750 Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2015	$10,000	$10,000	$10,000
2015	$10,241	$10,314	$10,627
2016	$10,322	$10,390	$10,724
2016	$10,417	$10,747	$11,005
2016	$11,114	$11,543	$11,493
2016	$12,354	$12,419	$11,968
2017	$12,551	$12,816	$12,661
2017	$12,652	$13,047	$13,042
2017	$13,246	$13,750	$13,638
2017	$13,631	$14,302	$14,501
2018	$13,620	$14,206	$14,413
2018	$14,679	$15,243	$14,971
2018	$15,383	$15,821	$16,035
2018	$12,007	$12,731	$13,733
2019	$13,564	$14,672	$15,661
2019	$13,496	$14,961	$16,301
2019	$13,397	$14,724	$16,487
2019	$14,666	$16,024	$17,976
2020	$9,597	$11,042	$14,208
2020	$12,085	$13,941	$17,347
2020	$12,653	$14,639	$18,921
2020	$15,896	$19,097	$21,714
2021	$18,837	$21,734	$23,114
2021	$20,187	$22,875	$25,030
2021	$19,746	$22,288	$25,000
2021	$21,217	$23,123	$27,285
2022	$20,326	$21,807	$25,812
2022	$17,072	$18,155	$21,466
2022	$16,539	$17,604	$20,486
2022	$18,469	$19,003	$21,956
2023	$19,083	$19,680	$23,547
2023	$20,058	$20,687	$25,523
2023	$19,369	$19,745	$24,683
2023	$22,400	$22,629	$27,678
2024	$24,088	$23,737	$30,458
2024	$23,238	$22,988	$31,445
2024	$25,585	$24,998	$33,382
2024	$25,954	$25,117	$34,286
2025	$23,531	$23,010	$32,616
2025	$25,809	$24,900	$36,233
2025	$28,810	$27,466	$39,210

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	12.60%	17.89%	11.16%
MSCI US Small Cap 1750 Index	9.87%	13.41%	10.63%
Dow Jones U.S. Total Stock Market Float Adjusted Index	17.46%	15.69%	14.64%

Fund Statistics (as of September 30, 2025)

Fund Net Assets (in millions)	$2,148
Number of Portfolio Holdings	601
Portfolio Turnover Rate	66%
Total Investment Advisory Fees (in thousands)	$577

Portfolio Composition % of Net Assets  (as of September 30, 2025)

Communication Services	3.1%
Consumer Discretionary	11.5%
Consumer Staples	2.3%
Energy	4.3%
Financials	19.1%
Health Care	12.7%
Industrials	18.6%
Information Technology	13.9%
Materials	4.6%
Real Estate	6.3%
Utilities	3.1%
Other Assets and Liabilities—Net	0.5%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

How has the Fund changed?

During the reporting period, the expense ratio for the Fund was reduced.

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2026, at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2025 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR615

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit and Risk Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

		Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
(a)	Audit Fees.	$161,000	$180,000
(b)	Audit-Related Fees.	0	0
(c)	Tax Fees.	0	0
(d)	All Other Fees.	0	0
	Total.	$161,000	$180,000

(e)           (1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended September 30, 2025	Fiscal Year Ended September 30, 2024
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,803,970	$3,508,505
Tax Fees.	$1,784,220	$2,017,364
All Other Fees.	$25,000	$268,000
Total.	$5,613,190	$5,793,869

(h)           For the most recent fiscal year, the Audit and Risk Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended September 30, 2025
Vanguard Strategic Equity Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	18
Tax information	19

Strategic Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Communication Services (3.5%)
*	Roku Inc.	570,303	57,104
	Match Group Inc.	1,454,021	51,356
*	Reddit Inc. Class A	134,245	30,875
*	Yelp Inc.	975,125	30,424
*	Lumen Technologies Inc.	3,993,378	24,439
	New York Times Co. Class A	413,834	23,754
*	Roblox Corp. Class A	149,567	20,718
*	Take-Two Interactive Software Inc.	55,770	14,409
	News Corp. Class A	468,546	14,389
	Telephone & Data Systems Inc.	280,953	11,025
*	Bumble Inc. Class A	1,765,870	10,754
*	Sunrise Communications AG Class A ADR	170,849	10,043
*	fuboTV Inc.	1,740,139	7,222
	Nexstar Media Group Inc.	35,368	6,994
*	Live Nation Entertainment Inc.	41,027	6,704
*	ZipRecruiter Inc. Class A	771,148	3,254
	Fox Corp. Class B	53,838	3,084
*	Cargurus Inc.	76,890	2,863
*	DoubleVerify Holdings Inc.	237,260	2,842
*	Altice USA Inc. Class A	997,228	2,403
*	Magnite Inc.	79,554	1,733
*	PubMatic Inc. Class A	172,885	1,431
			337,820
Consumer Discretionary (11.7%)
	eBay Inc.	843,326	76,701
	Expedia Group Inc.	300,167	64,161
	Garmin Ltd.	192,118	47,303
	Travel & Leisure Co.	731,342	43,508
*	NVR Inc.	5,386	43,275
*	Adtalem Global Education Inc.	275,334	42,525
*	Carnival Corp.	1,416,817	40,960
	Tapestry Inc.	324,742	36,767
*	MGM Resorts International	1,042,857	36,145
	Hasbro Inc.	469,937	35,645
	BorgWarner Inc. (XNYS)	804,115	35,349
*	National Vision Holdings Inc.	1,195,025	34,883
*	Etsy Inc.	426,161	28,293
*	Frontdoor Inc.	419,403	28,222
*	Carvana Co.	68,889	25,988
	Bath & Body Works Inc.	902,505	23,249
	ADT Inc.	2,565,982	22,350
*	M/I Homes Inc.	151,211	21,841
*	Five Below Inc.	129,467	20,029
*	Wayfair Inc. Class A	211,517	18,895
*	Adient plc	759,862	18,297
	Boyd Gaming Corp.	208,308	18,008
*	Mattel Inc.	1,045,390	17,594
*	Grand Canyon Education Inc.	77,772	17,073
	Ralph Lauren Corp.	54,279	17,020
	Leggett & Platt Inc.	1,854,693	16,470
	Buckle Inc.	260,795	15,298
*	Urban Outfitters Inc.	210,392	15,028
	Dana Inc.	737,499	14,780
*	Ulta Beauty Inc.	23,920	13,078
	Red Rock Resorts Inc. Class A	212,702	12,988
*	Cavco Industries Inc.	22,130	12,852
*	Warby Parker Inc. Class A	459,016	12,660
	Gap Inc.	589,877	12,617
	Williams-Sonoma Inc.	63,133	12,339
1

Strategic Equity Fund
		Shares	Market Value• ($000)
	Upbound Group Inc.	489,555	11,568
	Lear Corp.	100,388	10,100
	Best Buy Co. Inc.	119,153	9,010
*	YETI Holdings Inc.	248,263	8,237
*	Tri Pointe Homes Inc.	230,143	7,818
*	BJ's Restaurants Inc.	252,233	7,701
	Carter's Inc.	258,346	7,291
	Visteon Corp.	60,014	7,193
*	Sally Beauty Holdings Inc.	423,062	6,887
	Signet Jewelers Ltd.	68,413	6,562
*	Sonos Inc.	408,129	6,448
*	Coursera Inc.	524,147	6,138
	Garrett Motion Inc.	410,871	5,596
*	G-III Apparel Group Ltd.	192,237	5,115
*	Groupon Inc.	210,400	4,913
	PVH Corp.	54,661	4,579
*	ThredUP Inc. Class A	462,268	4,368
	Phinia Inc.	71,805	4,127
*	CarMax Inc.	89,528	4,017
	Levi Strauss & Co. Class A	159,807	3,724
*	Peloton Interactive Inc. Class A	411,760	3,706
	Gentex Corp.	124,421	3,521
	Strategic Education Inc.	39,787	3,422
*	Dorman Products Inc.	19,002	2,962
	Macy's Inc.	140,232	2,514
*	American Axle & Manufacturing Holdings Inc.	402,711	2,420
*	Aptiv plc	27,548	2,375
	Group 1 Automotive Inc.	4,718	2,064
	Kohl's Corp.	133,396	2,050
*	Bed Bath & Beyond Inc.	206,165	2,018
*	GigaCloud Technology Inc. Class A	66,223	1,881
*,1	QVC Group Inc.	137,634	1,857
*	Topgolf Callaway Brands Corp.	192,239	1,826
			1,116,199
Consumer Staples (3.6%)
*	Post Holdings Inc.	507,251	54,519
	Clorox Co.	299,124	36,882
	Conagra Brands Inc.	1,825,047	33,417
*	Sprouts Farmers Market Inc.	275,111	29,932
	Coca-Cola Consolidated Inc.	191,543	22,441
	Pilgrim's Pride Corp.	537,077	21,870
*	US Foods Holding Corp.	284,268	21,781
	Hormel Foods Corp.	878,742	21,740
*	Maplebear Inc.	495,375	18,210
	Ingles Markets Inc. Class A	253,845	17,657
	PriceSmart Inc.	138,976	16,843
*	Boston Beer Co. Inc. Class A	77,440	16,372
*	United Natural Foods Inc.	348,885	13,125
	Energizer Holdings Inc.	295,950	7,366
	McCormick & Co. Inc.	77,231	5,168
	Marzetti Co.	26,730	4,619
*	Herbalife Ltd.	294,595	2,486
*	USANA Health Sciences Inc.	72,128	1,987
	Tyson Foods Inc. Class A	31,571	1,714
			348,129
Energy (3.5%)
	Range Resources Corp.	1,204,963	45,355
	Ovintiv Inc. (XNYS)	849,883	34,318
*	Plains GP Holdings LP Class A	1,799,746	32,827
	DTE Midstream LLC	277,736	31,401
	Antero Midstream Corp.	1,362,703	26,491
	Coterra Energy Inc.	1,116,489	26,405
*	Antero Resources Corp.	639,776	21,471
*	Par Pacific Holdings Inc.	517,634	18,335
	Matador Resources Co.	377,646	16,968
	EQT Corp.	284,626	15,492
	APA Corp.	523,736	12,716
*	CNX Resources Corp.	282,554	9,076
*	Gulfport Energy Corp.	45,200	8,180
2

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Oceaneering International Inc.	323,887	8,026
	World Kinect Corp.	219,975	5,708
	International Seaways Inc.	114,421	5,273
	Permian Resources Corp.	346,026	4,429
	SM Energy Co.	109,739	2,740
	Weatherford International plc	30,672	2,099
	HF Sinclair Corp.	39,776	2,082
	TechnipFMC plc	50,524	1,993
			331,385
Financials (16.8%)
	State Street Corp.	709,455	82,304
	Popular Inc.	513,817	65,260
	Zions Bancorp NA	1,054,789	59,680
	Globe Life Inc.	413,996	59,189
	MGIC Investment Corp.	2,012,811	57,103
	Citizens Financial Group Inc.	982,084	52,208
	CNO Financial Group Inc.	1,318,164	52,133
	Federated Hermes Inc.	1,000,823	51,973
	Essent Group Ltd.	791,982	50,338
	Janus Henderson Group plc	1,091,630	48,588
	Axis Capital Holdings Ltd.	503,022	48,190
	Old Republic International Corp.	1,125,056	47,781
	Hancock Whitney Corp.	738,560	46,241
	First BanCorp (XNYS)	1,982,301	43,710
	Tradeweb Markets Inc. Class A	384,945	42,721
*	Robinhood Markets Inc. Class A	288,039	41,241
*	SoFi Technologies Inc.	1,372,755	36,268
	Affiliated Managers Group Inc.	149,225	35,580
	Huntington Bancshares Inc.	2,011,837	34,744
	FNB Corp.	2,129,101	34,300
	Hartford Insurance Group Inc.	251,235	33,512
	Everest Group Ltd.	90,825	31,810
	Virtu Financial Inc. Class A	874,525	31,046
	SEI Investments Co.	356,470	30,246
	Webster Financial Corp.	493,940	29,360
*	NMI Holdings Inc.	722,348	27,695
	Primerica Inc.	97,983	27,199
	Radian Group Inc.	685,356	24,824
	Associated Banc-Corp.	923,534	23,744
	Reinsurance Group of America Inc.	118,797	22,824
	Hanover Insurance Group Inc.	120,456	21,878
*	Enova International Inc.	178,344	20,526
	Piper Sandler Cos.	57,946	20,107
*	Toast Inc. Class A	543,947	19,860
	BankUnited Inc.	485,120	18,512
	Morningstar Inc.	76,825	17,824
*	Affirm Holdings Inc.	210,057	15,351
	International Bancshares Corp.	205,775	14,147
	OFG Bancorp	288,008	12,525
	OneMain Holdings Inc.	208,581	11,777
	Prosperity Bancshares Inc.	161,376	10,707
	Lazard Inc.	188,392	9,943
	FirstCash Holdings Inc.	58,641	9,290
	Acadian Asset Management Inc.	173,942	8,377
	First Hawaiian Inc.	335,554	8,332
	BGC Group Inc. Class A	880,767	8,332
	Kemper Corp.	159,681	8,232
*	Palomar Holdings Inc.	70,225	8,199
	Fulton Financial Corp.	409,576	7,630
	UMB Financial Corp.	43,640	5,165
	Jackson Financial Inc. Class A	49,382	4,999
	HCI Group Inc.	25,221	4,841
*	Euronet Worldwide Inc.	55,057	4,835
	Bread Financial Holdings Inc.	82,479	4,600
	Commerce Bancshares Inc.	74,595	4,458
	Simmons First National Corp. Class A	225,938	4,331
*	Marqeta Inc. Class A	731,006	3,860
*	LendingClub Corp.	243,157	3,694
	Evercore Inc. Class A	10,420	3,515
3

Strategic Equity Fund
		Shares	Market Value• ($000)
	Southstate Bank Corp.	34,086	3,370
*	Payoneer Global Inc.	552,566	3,343
*	Bowhead Specialty Holdings Inc.	104,603	2,828
	PROG Holdings Inc.	78,861	2,552
	Mercury General Corp.	29,974	2,541
	Northern Trust Corp.	17,976	2,420
	James River Group Holdings Ltd.	420,340	2,333
	Moelis & Co. Class A	31,477	2,245
	Cadence Bank	57,556	2,161
	KeyCorp	114,944	2,148
	S&T Bancorp Inc.	56,868	2,138
	Selective Insurance Group Inc.	25,291	2,050
*	SiriusPoint Ltd.	110,076	1,991
	Independent Bank Corp. (XNGS)	28,647	1,982
	Interactive Brokers Group Inc. Class A	27,661	1,903
	RenaissanceRe Holdings Ltd.	7,373	1,872
	Corebridge Financial Inc.	57,511	1,843
	Bank of Hawaii Corp.	27,398	1,798
	Home BancShares Inc.	62,543	1,770
	Artisan Partners Asset Management Inc. Class A	40,263	1,747
*	Skyward Specialty Insurance Group Inc.	36,129	1,718
			1,614,412
Health Care (11.2%)
*	Ionis Pharmaceuticals Inc.	982,750	64,291
	Universal Health Services Inc. Class B	301,622	61,664
*	Alnylam Pharmaceuticals Inc.	122,691	55,947
*	Tenet Healthcare Corp.	252,222	51,211
*	Incyte Corp.	571,373	48,458
	Encompass Health Corp.	323,564	41,099
	West Pharmaceutical Services Inc.	138,343	36,292
*	Penumbra Inc.	126,142	31,954
*	Medpace Holdings Inc.	60,065	30,883
*	Cooper Cos. Inc.	440,777	30,220
*	Align Technology Inc.	234,951	29,421
*	Ultragenyx Pharmaceutical Inc.	782,649	23,542
*	Arrowhead Pharmaceuticals Inc.	655,741	22,617
*	IQVIA Holdings Inc.	110,822	21,050
*	BioMarin Pharmaceutical Inc.	375,070	20,314
	Organon & Co.	1,896,454	20,254
*	Veeva Systems Inc. Class A	67,203	20,020
	Chemed Corp.	43,266	19,372
*	Doximity Inc. Class A	261,979	19,164
*	Jazz Pharmaceuticals plc	133,819	17,637
*	LivaNova plc	336,011	17,600
*	Moderna Inc.	668,381	17,264
	DENTSPLY SIRONA Inc.	1,353,304	17,173
*	Teladoc Health Inc.	2,144,017	16,573
*	Option Care Health Inc.	590,096	16,381
*	PTC Therapeutics Inc.	261,978	16,078
*	10X Genomics Inc. Class A	1,375,125	16,075
*	Progyny Inc.	737,580	15,873
*	BioCryst Pharmaceuticals Inc.	1,936,290	14,696
*	Omnicell Inc.	477,146	14,529
*	ACADIA Pharmaceuticals Inc.	654,120	13,959
*	Arvinas Inc.	1,619,570	13,799
*	Pediatrix Medical Group Inc.	797,651	13,361
*	Charles River Laboratories International Inc.	83,696	13,095
*	United Therapeutics Corp.	30,921	12,962
*	Exelixis Inc.	297,906	12,304
*	Travere Therapeutics Inc.	456,501	10,910
*	Ardelyx Inc.	1,835,354	10,113
*	Sarepta Therapeutics Inc.	515,291	9,930
*	Intellia Therapeutics Inc.	554,431	9,575
*	Natera Inc.	45,880	7,385
*	Phreesia Inc.	293,257	6,897
*	Editas Medicine Inc.	1,872,176	6,496
*	Myriad Genetics Inc.	871,776	6,303
	Teleflex Inc.	47,960	5,868
*	GoodRx Holdings Inc. Class A	1,264,093	5,347
4

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Vir Biotechnology Inc.	742,988	4,242
	CONMED Corp.	89,178	4,194
*	Waters Corp.	13,921	4,174
*	Emergent BioSolutions Inc.	465,318	4,104
*	Catalyst Pharmaceuticals Inc.	207,791	4,093
*	Enovis Corp.	134,686	4,086
*	Insulet Corp.	12,945	3,997
*	CareDx Inc.	265,209	3,856
*,1	Altimmune Inc.	993,566	3,746
*	Exact Sciences Corp.	65,833	3,602
*	Ironwood Pharmaceuticals Inc.	2,446,228	3,205
*	Fate Therapeutics Inc.	2,540,354	3,201
*	Xencor Inc.	264,939	3,108
*	Kiniksa Pharmaceuticals International plc	79,078	3,071
*	Puma Biotechnology Inc.	540,434	2,870
*,1	AnaptysBio Inc.	90,904	2,783
*	Sotera Health Co.	172,415	2,712
*	CorVel Corp.	33,719	2,611
*,1	Coherus Oncology Inc.	1,584,033	2,598
*	Arcutis Biotherapeutics Inc.	137,440	2,591
*	Pacira BioSciences Inc.	95,303	2,456
*	Community Health Systems Inc.	737,087	2,366
*	Enanta Pharmaceuticals Inc.	180,741	2,163
*,1	Agenus Inc.	511,809	1,970
*	Biohaven Ltd.	124,556	1,870
*	Hims & Hers Health Inc.	31,577	1,791
*	Rocket Pharmaceuticals Inc.	525,669	1,714
*	AtriCure Inc.	45,261	1,595
*	Owens & Minor Inc.	329,978	1,584
*	Organogenesis Holdings Inc.	334,062	1,410
	Select Medical Holdings Corp.	108,567	1,394
*	Ventyx Biosciences Inc.	285,562	888
*	Atea Pharmaceuticals Inc.	278,408	807
*	Joint Corp.	66,951	639
			1,077,447
Industrials (18.2%)
	EMCOR Group Inc.	124,424	80,818
	SS&C Technologies Holdings Inc.	792,727	70,362
	Primoris Services Corp.	458,963	63,029
	BWX Technologies Inc.	327,182	60,323
	Leidos Holdings Inc.	303,011	57,257
	Applied Industrial Technologies Inc.	206,685	53,955
	Westinghouse Air Brake Technologies Corp.	259,841	52,090
	Comfort Systems USA Inc.	61,938	51,110
	Griffon Corp.	664,254	50,583
*	SkyWest Inc.	480,311	48,329
	Allison Transmission Holdings Inc.	552,829	46,924
	Curtiss-Wright Corp.	81,408	44,200
	EnerSys	386,661	43,677
	Vertiv Holdings Co. Class A	286,518	43,224
	Allegion plc	224,254	39,771
	Textron Inc.	420,285	35,510
	Delta Air Lines Inc.	609,735	34,602
	Watts Water Technologies Inc. Class A	106,822	29,833
	Maximus Inc.	312,890	28,589
	Mueller Water Products Inc. Class A	1,074,917	27,432
	Acuity Inc.	79,425	27,353
	Expeditors International of Washington Inc.	215,546	26,424
	Brady Corp. Class A	332,720	25,962
*	Kirby Corp.	308,036	25,706
*	Upwork Inc.	1,355,360	25,169
*	MasTec Inc.	117,856	25,081
*	Legalzoom.com Inc.	2,371,523	24,616
	Howmet Aerospace Inc.	117,316	23,021
	Graco Inc.	265,514	22,558
	Federal Signal Corp.	187,354	22,293
	Donaldson Co. Inc.	261,121	21,373
	Ryder System Inc.	105,782	19,955
	Broadridge Financial Solutions Inc.	83,149	19,804
5

Strategic Equity Fund
		Shares	Market Value• ($000)
*	United Airlines Holdings Inc.	204,726	19,756
*	Lyft Inc. Class A	861,835	18,969
	Mueller Industries Inc.	185,768	18,783
	CSG Systems International Inc.	282,704	18,201
	Oshkosh Corp.	136,638	17,722
	HEICO Corp.	51,949	16,770
	Korn Ferry	230,954	16,162
	ESCO Technologies Inc.	73,675	15,554
	Xylem Inc.	97,518	14,384
*	MYR Group Inc.	68,931	14,340
	Greenbrier Cos. Inc.	300,689	13,883
	Atkore Inc.	216,028	13,554
	UFP Industries Inc.	139,111	13,006
*	CoreCivic Inc.	637,837	12,980
*	Tutor Perini Corp.	197,247	12,937
	Woodward Inc.	48,494	12,255
*	ATI Inc.	146,655	11,929
	REV Group Inc.	202,561	11,479
	Masco Corp.	153,063	10,774
	Valmont Industries Inc.	25,302	9,810
	Sensata Technologies Holding plc	307,438	9,392
*	SPX Technologies Inc.	50,129	9,363
	Leonardo DRS Inc.	205,841	9,345
*	Gibraltar Industries Inc.	146,716	9,214
	CH Robinson Worldwide Inc.	68,831	9,113
	ABM Industries Inc.	193,700	8,933
	Flowserve Corp.	157,404	8,364
*	Willdan Group Inc.	77,694	7,512
	Matson Inc.	75,404	7,434
	Kennametal Inc.	323,580	6,773
	Arcosa Inc.	70,439	6,601
	Science Applications International Corp.	59,126	5,875
	Wabash National Corp.	590,627	5,830
	HNI Corp.	105,638	4,949
*	American Superconductor Corp.	80,400	4,775
	AZZ Inc.	42,223	4,608
	Ennis Inc.	238,646	4,362
*	Huron Consulting Group Inc.	26,983	3,960
	UniFirst Corp.	23,664	3,956
	McGrath RentCorp.	32,987	3,869
	Franklin Electric Co. Inc.	35,387	3,369
	ICF International Inc.	36,249	3,364
	nVent Electric plc	31,960	3,153
	Worthington Enterprises Inc.	55,735	3,093
*	DNOW Inc.	192,434	2,935
	Toro Co.	36,703	2,797
	AGCO Corp.	25,786	2,761
	Trinity Industries Inc.	96,598	2,709
*	Paylocity Holding Corp.	15,321	2,440
	Dover Corp.	14,120	2,356
	MillerKnoll Inc.	131,344	2,330
	Genco Shipping & Trading Ltd.	123,914	2,206
*	Allegiant Travel Co.	35,724	2,171
*	Alaska Air Group Inc.	43,377	2,159
	Tennant Co.	26,403	2,140
	Rush Enterprises Inc. Class A	39,937	2,135
	Pentair plc	18,985	2,103
*	Shoals Technologies Group Inc. Class A	273,657	2,028
*	OPENLANE Inc.	66,529	1,915
	Albany International Corp. Class A	33,176	1,768
			1,748,341
Information Technology (14.5%)
	NetApp Inc.	581,062	68,833
	Hewlett Packard Enterprise Co.	2,587,339	63,545
*	Cirrus Logic Inc.	488,558	61,211
*	Dropbox Inc. Class A	1,585,821	47,908
*	Zscaler Inc.	148,649	44,544
*	Extreme Networks Inc.	2,000,171	41,303
*	RingCentral Inc. Class A	1,394,883	39,531
6

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Kyndryl Holdings Inc.	1,272,641	38,217
*	Manhattan Associates Inc.	182,980	37,507
*	Sandisk Corp.	311,047	34,899
*	Pure Storage Inc. Class A	389,070	32,608
*	Sanmina Corp.	255,406	29,400
*	MongoDB Inc.	91,220	28,313
*	Penguin Solutions Inc.	1,074,556	28,239
*	Super Micro Computer Inc. (XNGS)	575,913	27,609
*	Zoom Communications Inc.	333,595	27,522
	Amkor Technology Inc.	838,028	23,800
*	Credo Technology Group Holding Ltd.	163,316	23,780
*	Astera Labs Inc.	115,763	22,666
	CDW Corp.	141,150	22,482
*	Commvault Systems Inc.	117,326	22,149
	VeriSign Inc.	76,303	21,332
*	CommScope Holding Co. Inc.	1,324,324	20,501
*	Calix Inc.	300,685	18,453
*	Okta Inc.	198,855	18,235
*	Coherent Corp.	165,405	17,817
*	Zebra Technologies Corp. Class A	58,634	17,424
*	Guidewire Software Inc.	73,475	16,889
*	Asana Inc. Class A	1,262,470	16,867
*	HubSpot Inc.	35,986	16,834
*	Twilio Inc. Class A	165,307	16,546
*	UiPath Inc. Class A	1,214,112	16,245
	TD SYNNEX Corp.	95,632	15,660
*	MaxLinear Inc.	952,413	15,315
*	Viasat Inc.	517,154	15,153
*	Domo Inc. Class B	868,846	13,762
*	Appian Corp. Class A	449,414	13,739
*	Ambarella Inc.	164,929	13,610
*	Rambus Inc.	128,714	13,412
*	Fabrinet	35,300	12,871
*	Plexus Corp.	88,839	12,854
*	Ciena Corp.	88,138	12,839
*	PagerDuty Inc.	738,535	12,201
*	Teradata Corp.	544,922	11,721
*	Workiva Inc.	127,579	10,982
*	Yext Inc.	1,288,316	10,976
*	nLight Inc.	323,666	9,590
*	Rapid7 Inc.	490,211	9,191
*	Ultra Clean Holdings Inc.	336,661	9,174
*	Qorvo Inc.	99,152	9,031
	Jabil Inc.	40,920	8,887
	Seagate Technology Holdings plc	37,162	8,772
*	MACOM Technology Solutions Holdings Inc.	68,831	8,569
*	LiveRamp Holdings Inc.	297,775	8,082
*	Viavi Solutions Inc.	573,875	7,282
	Pegasystems Inc.	126,150	7,254
*	DigitalOcean Holdings Inc.	204,126	6,973
*	Tenable Holdings Inc.	232,709	6,786
*	Sprinklr Inc. Class A	785,557	6,064
*	SolarEdge Technologies Inc.	162,047	5,996
*	Arrow Electronics Inc.	45,366	5,489
*	Cleanspark Inc.	377,835	5,479
*	Samsara Inc. Class A	142,685	5,315
*	Five9 Inc.	216,120	5,230
*	Flex Ltd.	89,037	5,161
*	ACM Research Inc. Class A	122,894	4,809
*	Unity Software Inc.	119,482	4,784
	MKS Inc.	38,041	4,708
*	AppLovin Corp. Class A	6,433	4,622
*	Fastly Inc. Class A	523,942	4,480
*	Arlo Technologies Inc.	257,951	4,372
*	Unisys Corp.	1,063,469	4,147
*	Semtech Corp.	56,736	4,054
*	Pagaya Technologies Ltd. Class A	127,343	3,781
*	Freshworks Inc. Class A	287,128	3,379
*	8x8 Inc.	1,507,087	3,195
*	D-Wave Quantum Inc.	125,727	3,107
7

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Rigetti Computing Inc.	98,794	2,943
*	Confluent Inc. Class A	136,949	2,712
*	Axcelis Technologies Inc.	27,372	2,673
*	FormFactor Inc.	72,149	2,628
*	ADTRAN Holdings Inc.	272,114	2,552
*	Alpha & Omega Semiconductor Ltd.	90,024	2,517
	Xerox Holdings Corp.	654,709	2,462
*	Diodes Inc.	45,951	2,445
*	Cohu Inc.	112,529	2,288
	Monolithic Power Systems Inc.	2,450	2,256
	Benchmark Electronics Inc.	55,536	2,141
*	Elastic NV	25,129	2,123
*	Nutanix Inc. Class A	27,780	2,067
	Vishay Intertechnology Inc.	134,715	2,061
*	Ouster Inc.	75,903	2,053
*	Photronics Inc.	89,417	2,052
*	ACI Worldwide Inc.	38,412	2,027
*	Evolv Technologies Holdings Inc.	264,320	1,996
*	Insight Enterprises Inc.	16,387	1,858
*	Blend Labs Inc. Class A	497,871	1,817
*	Ichor Holdings Ltd.	103,002	1,805
	Power Integrations Inc.	33,662	1,354
			1,384,897
Materials (4.4%)
	Packaging Corp. of America	299,143	65,192
*	Axalta Coating Systems Ltd.	1,272,807	36,428
	Reliance Inc.	112,116	31,486
	Sealed Air Corp.	766,351	27,090
	Crown Holdings Inc.	247,858	23,941
	Element Solutions Inc.	748,358	18,836
	Hecla Mining Co.	1,543,133	18,672
	Louisiana-Pacific Corp.	206,981	18,388
	Scotts Miracle-Gro Co.	290,307	16,533
*	O-I Glass Inc.	1,196,753	15,522
	Balchem Corp.	102,387	15,364
	Royal Gold Inc.	75,819	15,208
	AptarGroup Inc.	95,135	12,716
	Mosaic Co.	365,320	12,669
	Carpenter Technology Corp.	47,370	11,631
	United States Lime & Minerals Inc.	79,280	10,429
	Greif Inc. Class A	174,495	10,428
	RPM International Inc.	70,778	8,343
	Avery Dennison Corp.	49,995	8,108
	Sylvamo Corp.	180,880	7,999
	Sensient Technologies Corp.	77,462	7,270
*	Constellium SE	419,613	6,244
	Kaiser Aluminum Corp.	74,107	5,718
*	Metallus Inc.	282,836	4,675
	Innospec Inc.	39,367	3,038
	CF Industries Holdings Inc.	22,443	2,013
	Materion Corp.	15,158	1,831
	Celanese Corp.	39,326	1,655
			417,427
Real Estate (7.1%)
*	Jones Lang LaSalle Inc.	170,084	50,733
	Brixmor Property Group Inc.	1,813,613	50,201
	Omega Healthcare Investors Inc.	1,178,496	49,756
	Invitation Homes Inc.	1,558,463	45,710
	First Industrial Realty Trust Inc.	873,263	44,947
	Cousins Properties Inc.	1,385,389	40,093
*	CBRE Group Inc. Class A	211,771	33,367
	Host Hotels & Resorts Inc.	1,775,133	30,213
	Equity Residential	352,613	22,825
	EPR Properties	354,041	20,538
	COPT Defense Properties	691,496	20,095
	Urban Edge Properties	867,415	17,756
	Broadstone Net Lease Inc.	959,123	17,139
	Phillips Edison & Co. Inc.	497,210	17,069
	Gaming & Leisure Properties Inc.	346,515	16,151
8

Strategic Equity Fund
		Shares	Market Value• ($000)
	Essex Property Trust Inc.	52,910	14,162
	Kimco Realty Corp.	636,719	13,912
	Xenia Hotels & Resorts Inc.	1,000,543	13,727
	Federal Realty Investment Trust	131,803	13,353
	LXP Industrial Trust	1,442,392	12,924
	Kite Realty Group Trust	552,648	12,324
	Camden Property Trust	113,490	12,118
	NNN REIT Inc.	282,684	12,034
	Highwoods Properties Inc.	368,806	11,735
	Sabra Health Care REIT Inc.	598,605	11,158
	Piedmont Realty Trust Inc.	1,022,627	9,204
*	Zillow Group Inc. Class C	117,685	9,068
	InvenTrust Properties Corp.	292,824	8,381
*	Cushman & Wakefield plc	518,313	8,251
	Regency Centers Corp.	106,773	7,784
	RLJ Lodging Trust	1,041,218	7,497
	American Healthcare REIT Inc.	120,435	5,059
	DiamondRock Hospitality Co.	623,969	4,967
	Apple Hospitality REIT Inc.	341,695	4,104
	Universal Health Realty Income Trust	94,854	3,715
	Tanger Inc.	90,955	3,078
	Sunstone Hotel Investors Inc.	231,924	2,173
	Ventas Inc.	29,356	2,055
	Brandywine Realty Trust	489,791	2,042
			681,418
Utilities (5.1%)
	Edison International	1,186,532	65,591
	National Fuel Gas Co.	675,953	62,438
	NRG Energy Inc.	373,461	60,482
	Black Hills Corp.	879,047	54,141
	Evergy Inc.	543,806	41,340
	DTE Energy Co.	264,342	37,386
	Avista Corp.	948,254	35,853
*	Talen Energy Corp.	61,136	26,006
	UGI Corp.	525,086	17,464
	Essential Utilities Inc.	417,704	16,666
	Portland General Electric Co.	343,189	15,100
	OGE Energy Corp.	290,590	13,446
	AES Corp.	901,952	11,870
	Spire Inc.	127,229	10,372
	Southwest Gas Holdings Inc.	118,014	9,245
	American States Water Co.	61,017	4,474
	New Jersey Resources Corp.	74,064	3,566
	CMS Energy Corp.	30,230	2,215
			487,655
Total Common Stocks (Cost $7,631,060)			9,545,130
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 4.180% (Cost $38,687)	386,922	38,692
Total Investments (100.0%) (Cost $7,669,747)			9,583,822
Other Assets and Liabilities—Net (0.0%)			1,280
Net Assets (100%)			9,585,102
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,673.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $8,276 was received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
9

Strategic Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2025	256	31,430	369
E-mini S&P 500 Index	December 2025	30	10,108	88
				457

See accompanying Notes, which are an integral part of the Financial Statements.
10

Strategic Equity Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,631,060)	9,545,130
Affiliated Issuers (Cost $38,687)	38,692
Total Investments in Securities	9,583,822
Investment in Vanguard	235
Cash	189
Cash Collateral Pledged—Futures Contracts	2,873
Receivables for Investment Securities Sold	334
Receivables for Accrued Income	8,374
Receivables for Capital Shares Issued	2,112
Variation Margin Receivable—Futures Contracts	99
Total Assets	9,598,038
Liabilities
Payables for Investment Securities Purchased	137
Collateral for Securities on Loan	8,276
Payables for Capital Shares Redeemed	3,853
Payables to Vanguard	670
Total Liabilities	12,936
Net Assets	9,585,102
1 Includes $7,673 of securities on loan.
At September 30, 2025, net assets consisted of:

Paid-in Capital	6,820,154
Total Distributable Earnings (Loss)	2,764,948
Net Assets	9,585,102

Net Assets
Applicable to 235,905,887 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,585,102
Net Asset Value Per Share	$40.63

See accompanying Notes, which are an integral part of the Financial Statements.
11

Strategic Equity Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends	137,869
Interest[1]	1,649
Securities Lending—Net	49
Total Income	139,567
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,917
Management and Administrative	11,866
Marketing and Distribution	353
Custodian Fees	47
Auditing Fees	28
Shareholders’ Reports and Proxy Fees	215
Trustees’ Fees and Expenses	5
Other Expenses	16
Total Expenses	15,447
Net Investment Income	124,120
Realized Net Gain (Loss)
Investment Securities Sold[1]	894,769
Futures Contracts	(571)
Realized Net Gain (Loss)	894,198
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	104,298
Futures Contracts	149
Change in Unrealized Appreciation (Depreciation)	104,447
Net Increase (Decrease) in Net Assets Resulting from Operations	1,122,765
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,519, $10, and ($4), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Strategic Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	124,120	109,421
Realized Net Gain (Loss)	894,198	800,675
Change in Unrealized Appreciation (Depreciation)	104,447	1,311,105
Net Increase (Decrease) in Net Assets Resulting from Operations	1,122,765	2,221,201
Distributions
Total Distributions	(930,369)	(451,873)
Capital Share Transactions
Issued	1,075,366	850,517
Issued in Lieu of Cash Distributions	867,984	420,161
Redeemed	(1,605,312)	(1,013,190)
Net Increase (Decrease) from Capital Share Transactions	338,038	257,488
Total Increase (Decrease)	530,434	2,026,816
Net Assets
Beginning of Period	9,054,668	7,027,852
End of Period	9,585,102	9,054,668

See accompanying Notes, which are an integral part of the Financial Statements.
13

Strategic Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$40.05	$32.13	$30.70	$44.07	$30.31
Investment Operations
Net Investment Income[1]	.511	.490	.503	.517	.465
Net Realized and Unrealized Gain (Loss) on Investments	4.174	9.531	4.527	(5.606)	13.937
Total from Investment Operations	4.685	10.021	5.030	(5.089)	14.402
Distributions
Dividends from Net Investment Income	(.462)	(.518)	(.457)	(.526)	(.479)
Distributions from Realized Capital Gains	(3.643)	(1.583)	(3.143)	(7.755)	(.163)
Total Distributions	(4.105)	(2.101)	(3.600)	(8.281)	(.642)
Net Asset Value, End of Period	$40.63	$40.05	$32.13	$30.70	$44.07
Total Return[2]	13.01%	32.29%	16.99%	-14.81%	47.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,585	$9,055	$7,028	$6,336	$7,866
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%[3]	0.17%[3]	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.38%	1.54%	1.39%	1.15%
Portfolio Turnover Rate	62%	63%	64%	62%	59%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.17%.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Equity Fund
Notes to Financial Statements
Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2025, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be
15

Strategic Equity Fund
called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $235,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2025, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	61,352
Total Distributable Earnings (Loss)	(61,352)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	197,760
Undistributed Long-Term Gains	660,270
Net Unrealized Gains (Losses)	1,906,918
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,764,948
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	356,285	146,478
Long-Term Capital Gains	574,084	305,395
Total	930,369	451,873
*	Includes short-term capital gains, if any.
16

Strategic Equity Fund
As of September 30, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,676,904
Gross Unrealized Appreciation	2,384,757
Gross Unrealized Depreciation	(477,839)
Net Unrealized Appreciation (Depreciation)	1,906,918
E.	During the year ended September 30, 2025, the fund purchased $5,636,213,000 of investment securities and sold $6,105,884,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2025, such purchases were $19,354,000 and sales were $35,312,000, resulting in net realized loss of $258,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2025 Shares (000)	2024 Shares (000)
Issued	29,072	23,768
Issued in Lieu of Cash Distributions	24,091	12,253
Redeemed	(43,358)	(28,628)
Net Increase (Decrease) in Shares Outstanding	9,805	7,393
G.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
I.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Tax information (unaudited)
For corporate shareholders, 27.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $104,819,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $786,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $618,986,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $107,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income under section 199A for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
Q1140 112025
19

Financial Statements
For the year ended September 30, 2025
Vanguard Capital Opportunity Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	14
Tax information	15

Capital Opportunity Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.1%)
Communication Services (6.8%)
	Alphabet Inc. Class A	1,930,950	469,414
	Alphabet Inc. Class C	1,575,640	383,747
*	Baidu Inc. ADR	2,406,390	317,090
	Meta Platforms Inc. Class A	221,500	162,665
	Universal Music Group NV	2,144,005	61,956
*	Pinterest Inc. Class A	1,670,850	53,751
	Electronic Arts Inc.	213,800	43,124
*	ZoomInfo Technologies Inc.	3,636,664	39,676
*	Spotify Technology SA	52,091	36,360
*	Live Nation Entertainment Inc.	184,800	30,196
*	Netflix Inc.	24,010	28,786
*	Trade Desk Inc. Class A	387,900	19,011
	Walt Disney Co.	132,140	15,130
*	Take-Two Interactive Software Inc.	39,480	10,200
*	Snap Inc. Class A	10,500	81
			1,671,187
Consumer Discretionary (12.4%)
	Alibaba Group Holding Ltd. ADR	3,563,376	636,882
*	Tesla Inc.	1,015,590	451,653
*	Amazon.com Inc.	1,849,262	406,042
	TJX Cos. Inc.	2,239,200	323,654
*,1	XPeng Inc. ADR	9,002,319	210,834
	Royal Caribbean Cruises Ltd.	541,200	175,122
	Sony Group Corp. ADR	5,510,175	158,638
*	Flutter Entertainment plc	371,803	94,438
*	CarMax Inc.	1,711,097	76,777
	Ross Stores Inc.	448,600	68,362
*	Capri Holdings Ltd.	3,045,305	60,662
	Entain plc	4,503,388	53,223
	eBay Inc.	529,300	48,140
*	Carnival Corp.	1,577,945	45,618
*	Carvana Co.	115,087	43,415
*	Burlington Stores Inc.	166,300	42,323
*	Ollie's Bargain Outlet Holdings Inc.	326,260	41,892
*	DoorDash Inc. Class A	107,500	29,239
*	Mobileye Global Inc. Class A	1,723,000	24,329
	Marriott International Inc. Class A	60,400	15,731
*	Ulta Beauty Inc.	23,000	12,575
*	Norwegian Cruise Line Holdings Ltd.	436,525	10,752
	Newell Brands Inc.	1,850,000	9,694
	Tapestry Inc.	43,800	4,959
*	Rivian Automotive Inc. Class A	261,900	3,845
*	SharkNinja Inc.	15,100	1,558
	Restaurant Brands International Inc.	17,600	1,129
*	Valvoline Inc.	27,630	992
			3,052,478
Consumer Staples (1.0%)
*	Performance Food Group Co.	1,422,827	148,031
*	e.l.f. Beauty Inc.	249,400	33,041
*	BellRing Brands Inc.	669,871	24,350
*	US Foods Holding Corp.	268,900	20,603
	Casey's General Stores Inc.	36,300	20,521
			246,546
Energy (2.1%)
	Chevron Corp.	1,440,103	223,633
	ConocoPhillips	1,442,400	136,437
	Exxon Mobil Corp.	595,139	67,102
	EOG Resources Inc.	385,221	43,191
1

Capital Opportunity Fund
		Shares	Market Value• ($000)
	TechnipFMC plc	608,700	24,013
	Coterra Energy Inc.	670,850	15,866
	Expand Energy Corp.	128,000	13,599
*,1	New Fortress Energy Inc.	1,712,000	3,783
			527,624
Financials (8.8%)
	Raymond James Financial Inc.	2,756,627	475,794
	Charles Schwab Corp.	3,149,310	300,665
	Northern Trust Corp.	2,146,911	288,974
	Visa Inc. Class A	609,900	208,208
	MarketAxess Holdings Inc.	1,181,280	205,838
	Wells Fargo & Co.	1,545,600	129,552
*	PayPal Holdings Inc.	1,692,300	113,486
	CME Group Inc.	368,954	99,688
	Progressive Corp.	319,740	78,960
	Capital One Financial Corp.	359,250	76,369
	Morgan Stanley	372,902	59,276
	JPMorgan Chase & Co.	170,400	53,749
*	WEX Inc.	180,800	28,481
	Mastercard Inc. Class A	41,200	23,435
	Tradeweb Markets Inc. Class A	202,500	22,473
	Citigroup Inc.	66,700	6,770
*,2	Sony Financial Group Inc.	1,102,035	4,078
			2,175,796
Health Care (23.4%)
	Eli Lilly & Co.	1,929,323	1,472,073
	Amgen Inc.	1,821,339	513,982
*	Boston Scientific Corp.	4,915,646	479,914
*	BeOne Medicines Ltd. ADR	1,173,871	399,938
*	Biogen Inc.	2,336,557	327,305
*	BioMarin Pharmaceutical Inc.	5,278,825	285,901
*,1	BioNTech SE ADR	2,213,740	218,319
*	Elanco Animal Health Inc. (XNYS)	10,414,676	209,752
	Bristol-Myers Squibb Co.	4,560,800	205,692
	Thermo Fisher Scientific Inc.	386,516	187,468
	AstraZeneca plc ADR	2,421,000	185,739
	Novartis AG ADR	1,434,840	184,004
*	Edwards Lifesciences Corp.	1,449,100	112,696
*	Illumina Inc.	1,088,369	103,362
*	LivaNova plc	1,955,700	102,440
	Zimmer Biomet Holdings Inc.	1,000,900	98,589
	Revvity Inc.	1,037,455	90,933
*	Immunocore Holdings plc ADR	2,439,068	88,611
*	Glaukos Corp.	956,502	78,003
	Roche Holding AG	200,231	66,674
*	Neurocrine Biosciences Inc.	422,300	59,282
*	Alkermes plc	1,784,070	53,522
*	Charles River Laboratories International Inc.	252,610	39,523
	QIAGEN NV	817,789	36,539
	Agilent Technologies Inc.	253,500	32,537
	Danaher Corp.	122,000	24,188
	Humana Inc.	91,400	23,780
*	Repligen Corp.	138,578	18,524
*	IQVIA Holdings Inc.	79,810	15,159
	Alcon AG	151,840	11,314
*,1	GRAIL Inc.	165,788	9,803
[3]	Siemens Healthineers AG	171,280	9,278
*	Waters Corp.	21,600	6,476
*	Allogene Therapeutics Inc.	4,420,638	5,482
*	Bridgebio Pharma Inc.	75,200	3,906
	Sandoz Group AG	10,840	646
*	FibroGen Inc.	45,416	556
*	Mural Oncology plc	90,000	186
*	Zimvie Inc.	4,830	91
			5,762,187
Industrials (12.0%)
	AECOM	3,442,406	449,131
	FedEx Corp.	1,435,474	338,499
	Jacobs Solutions Inc.	2,095,901	314,092
2

Capital Opportunity Fund
		Shares	Market Value• ($000)
*	United Airlines Holdings Inc.	3,110,073	300,122
	Southwest Airlines Co.	8,520,859	271,901
*	NEXTracker Inc. Class A	2,744,437	203,061
	Airbus SE	693,857	162,034
	IDEX Corp.	894,079	145,520
	Delta Air Lines Inc.	2,407,040	136,600
	Curtiss-Wright Corp.	241,200	130,957
*	American Airlines Group Inc.	10,690,200	120,158
	TransDigm Group Inc.	64,823	85,438
*	Amentum Holdings Inc.	2,604,138	62,369
*	Uber Technologies Inc.	428,100	41,941
	AMETEK Inc.	188,653	35,467
*	Lyft Inc. Class A	1,409,524	31,024
	Textron Inc.	358,190	30,263
	Ryanair Holdings plc ADR	356,750	21,484
	GFL Environmental Inc. (XTSE)	362,100	17,156
	Union Pacific Corp.	60,000	14,182
	Rockwell Automation Inc.	39,500	13,806
	Norfolk Southern Corp.	40,000	12,016
	Carrier Global Corp.	201,212	12,012
*	JetBlue Airways Corp.	1,405,100	6,913
			2,956,146
Information Technology (30.1%)
	Micron Technology Inc.	4,702,237	786,778
*	Flex Ltd.	12,614,262	731,249
	Microsoft Corp.	1,372,670	710,974
	NVIDIA Corp.	3,548,810	662,137
	KLA Corp.	572,800	617,822
	Jabil Inc.	1,478,900	321,173
	NetApp Inc.	2,247,900	266,286
*	Intel Corp.	7,759,700	260,338
	Texas Instruments Inc.	1,405,690	258,267
	ASML Holding NV GDR (Registered)	265,767	257,286
*	Trimble Inc.	2,978,071	243,159
*	MongoDB Inc.	594,588	184,548
	Oracle Corp.	611,200	171,894
*	Adobe Inc.	477,500	168,438
	Universal Display Corp.	1,136,135	163,183
	Corning Inc.	1,953,524	160,248
*	Nutanix Inc. Class A	1,455,619	108,284
	Entegris Inc.	1,095,458	101,286
*	Descartes Systems Group Inc.	1,038,999	97,905
	QUALCOMM Inc.	584,762	97,281
	Broadcom Inc.	260,700	86,008
	Intuit Inc.	112,000	76,486
	Teradyne Inc.	541,975	74,597
*	AppLovin Corp. Class A	101,276	72,771
*	Fair Isaac Corp.	45,050	67,419
*	Zoom Communications Inc.	789,050	65,097
	Hewlett Packard Enterprise Co.	2,319,380	56,964
	HP Inc.	1,785,700	48,625
	Marvell Technology Inc.	555,779	46,724
*	Ciena Corp.	310,000	45,158
*	FormFactor Inc.	1,230,941	44,831
	Salesforce Inc.	180,800	42,850
*	Autodesk Inc.	133,600	42,441
*	Aurora Innovation Inc.	6,676,800	35,988
*	Palo Alto Networks Inc.	169,020	34,416
*	Keysight Technologies Inc.	196,350	34,346
*	ARM Holdings plc ADR	211,370	29,907
*	Gitlab Inc. Class A	642,600	28,968
*	Okta Inc.	292,548	26,827
	Analog Devices Inc.	90,000	22,113
*	Docusign Inc.	184,000	13,265
*	Advanced Micro Devices Inc.	81,800	13,234
*	BlackBerry Ltd.	2,313,376	11,289
*	Unity Software Inc.	276,604	11,075
*	Synopsys Inc.	22,300	11,003
	Western Digital Corp.	90,000	10,805
3

Capital Opportunity Fund
		Shares	Market Value• ($000)
*	RingCentral Inc. Class A	265,175	7,515
*	Gartner Inc.	20,000	5,257
*	Crowdstrike Holdings Inc. Class A	3,700	1,814
*,1	Wolfspeed Inc. (XNYS)	18,264	522
*,1,2	Wolfspeed Inc.	2,186,808	348
	Applied Materials Inc.	1,400	287
			7,437,486
Materials (0.4%)
*	Ivanhoe Mines Ltd. Class A	9,302,800	98,663
	Albemarle Corp.	162,500	13,176
			111,839
Real Estate (0.1%)
	Welltower Inc.	86,945	15,488
*	CoStar Group Inc.	35,000	2,953
			18,441
Total Common Stocks (Cost $8,819,038)			23,959,730
Temporary Cash Investments (4.1%)
Money Market Fund (4.1%)
[4,5]	Vanguard Market Liquidity Fund, 4.180% (Cost $1,006,898)	10,071,315	1,007,131
Total Investments (101.2%) (Cost $9,825,936)			24,966,861
Other Assets and Liabilities—Net (-1.2%)			(303,626)
Net Assets (100%)			24,663,235
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $293,884.
2	Security value determined using significant unobservable inputs.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2025, the aggregate value was $9,278, representing 0.0% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $307,665 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
4

Capital Opportunity Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,819,038)	23,959,730
Affiliated Issuers (Cost $1,006,898)	1,007,131
Total Investments in Securities	24,966,861
Investment in Vanguard	589
Cash	1,377
Foreign Currency, at Value (Cost $2)	2
Receivables for Investment Securities Sold	13,182
Receivables for Accrued Income	18,560
Receivables for Capital Shares Issued	4,234
Total Assets	25,004,805
Liabilities
Payables for Investment Securities Purchased	10,293
Collateral for Securities on Loan	307,665
Payables to Investment Advisor	12,981
Payables for Capital Shares Redeemed	9,359
Payables to Vanguard	1,272
Total Liabilities	341,570
Net Assets	24,663,235
1 Includes $293,884 of securities on loan.
At September 30, 2025, net assets consisted of:

Paid-in Capital	7,568,175
Total Distributable Earnings (Loss)	17,095,060
Net Assets	24,663,235

Investor Shares—Net Assets
Applicable to 14,803,890 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,415,293
Net Asset Value Per Share—Investor Shares	$95.60

Admiral™ Shares—Net Assets
Applicable to 105,335,844 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	23,247,942
Net Asset Value Per Share—Admiral Shares	$220.70

See accompanying Notes, which are an integral part of the Financial Statements.
5

Capital Opportunity Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends[1]	203,761
Interest[2]	28,512
Securities Lending—Net	2,858
Total Income	235,131
Expenses
Investment Advisory Fees—Note B	50,409
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,553
Management and Administrative—Admiral Shares	24,959
Marketing and Distribution—Investor Shares	44
Marketing and Distribution—Admiral Shares	674
Custodian Fees	398
Auditing Fees	26
Shareholders’ Reports and Proxy Fees—Investor Shares	56
Shareholders’ Reports and Proxy Fees—Admiral Shares	205
Trustees’ Fees and Expenses	13
Other Expenses	14
Total Expenses	79,351
Net Investment Income	155,780
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,975,048
Foreign Currencies	(234)
Realized Net Gain (Loss)	1,974,814
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,394,961
Foreign Currencies	207
Change in Unrealized Appreciation (Depreciation)	1,395,168
Net Increase (Decrease) in Net Assets Resulting from Operations	3,525,762
1	Dividends are net of foreign withholding taxes of $2,367.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $28,504, $36, and ($19), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Capital Opportunity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,780	167,340
Realized Net Gain (Loss)	1,974,814	1,605,782
Change in Unrealized Appreciation (Depreciation)	1,395,168	2,977,762
Net Increase (Decrease) in Net Assets Resulting from Operations	3,525,762	4,750,884
Distributions
Investor Shares	(103,994)	(31,970)
Admiral Shares	(1,625,426)	(457,901)
Total Distributions	(1,729,420)	(489,871)
Capital Share Transactions
Investor Shares	(71,655)	(145,710)
Admiral Shares	(176,445)	(227,324)
Net Increase (Decrease) from Capital Share Transactions	(248,100)	(373,034)
Total Increase (Decrease)	1,548,242	3,887,979
Net Assets
Beginning of Period	23,114,993	19,227,014
End of Period	24,663,235	23,114,993

See accompanying Notes, which are an integral part of the Financial Statements.
7

Capital Opportunity Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$88.86	$72.75	$63.49	$88.53	$71.69
Investment Operations
Net Investment Income[1]	.527	.581	.548	.470	.276
Net Realized and Unrealized Gain (Loss) on Investments	12.907	17.340	14.575	(16.748)	23.563
Total from Investment Operations	13.434	17.921	15.123	(16.278)	23.839
Distributions
Dividends from Net Investment Income	(.568)	(.544)	(.506)	(.295)	(.334)
Distributions from Realized Capital Gains	(6.126)	(1.267)	(5.357)	(8.467)	(6.665)
Total Distributions	(6.694)	(1.811)	(5.863)	(8.762)	(6.999)
Net Asset Value, End of Period	$95.60	$88.86	$72.75	$63.49	$88.53
Total Return[2]	16.37%	25.01%	25.20%	-20.45%	34.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,415	$1,389	$1,260	$1,114	$1,585
Ratio of Total Expenses to Average Net Assets	0.42%	0.43%[3]	0.43%[3]	0.43%[3]	0.43%
Ratio of Net Investment Income to Average Net Assets	0.62%	0.72%	0.79%	0.61%	0.33%
Portfolio Turnover Rate	11%	9%	6%	6%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.43%.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Capital Opportunity Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$205.15	$167.95	$146.60	$204.49	$165.62
Investment Operations
Net Investment Income[1]	1.372	1.469	1.377	1.215	.775
Net Realized and Unrealized Gain (Loss) on Investments	29.782	40.027	33.636	(38.672)	54.409
Total from Investment Operations	31.154	41.496	35.013	(37.457)	55.184
Distributions
Dividends from Net Investment Income	(1.459)	(1.370)	(1.293)	(.873)	(.916)
Distributions from Realized Capital Gains	(14.145)	(2.926)	(12.370)	(19.560)	(15.398)
Total Distributions	(15.604)	(4.296)	(13.663)	(20.433)	(16.314)
Net Asset Value, End of Period	$220.70	$205.15	$167.95	$146.60	$204.49
Total Return[2]	16.46%	25.09%	25.29%	-20.39%	34.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,248	$21,726	$17,967	$14,696	$19,228
Ratio of Total Expenses to Average Net Assets	0.35%	0.36%[3]	0.36%[3]	0.36%[3]	0.36%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.78%	0.86%	0.68%	0.40%
Portfolio Turnover Rate	11%	9%	6%	6%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.36%.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Capital Opportunity Fund
Notes to Financial Statements
Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
10

Capital Opportunity Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2025, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets.
In November 2025, the board of trustees approved a change to the fund’s performance benchmark from the Russell Midcap Growth Index to the Russell 3000 Growth Index. The board also approved changes to the fund's advisory fee structure, lowering the base fee and introducing a performance-based incentive. The changes are effective November 24, 2025.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $589,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	23,600,971	354,333	4,426	23,959,730
Temporary Cash Investments	1,007,131	—	—	1,007,131
Total	24,608,102	354,333	4,426	24,966,861
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	85,837
Total Distributable Earnings (Loss)	(85,837)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized
11

Capital Opportunity Fund
gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	191,961
Undistributed Long-Term Gains	1,858,113
Net Unrealized Gains (Losses)	15,044,986
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	17,095,060
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	206,717	165,406
Long-Term Capital Gains	1,522,703	324,465
Total	1,729,420	489,871
*	Includes short-term capital gains, if any.
As of September 30, 2025, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,922,265
Gross Unrealized Appreciation	15,857,114
Gross Unrealized Depreciation	(812,518)
Net Unrealized Appreciation (Depreciation)	15,044,596
F.	During the year ended September 30, 2025, the fund purchased $2,384,029,000 of investment securities and sold $4,069,691,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2025		2024
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	73,415	853	136,706	1,782
Issued in Lieu of Cash Distributions	91,097	1,111	28,323	366
Redeemed	(236,167)	(2,793)	(310,739)	(3,829)
Net Increase (Decrease)—Investor Shares	(71,655)	(829)	(145,710)	(1,681)
Admiral Shares
Issued	891,851	4,555	1,228,790	6,625
Issued in Lieu of Cash Distributions	1,349,161	7,136	391,037	2,192
Redeemed	(2,417,457)	(12,258)	(1,847,151)	(9,894)
Net Increase (Decrease)—Admiral Shares	(176,445)	(567)	(227,324)	(1,077)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
I.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer
12

Capital Opportunity Fund
collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
J.	Management has determined that no other subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Capital Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Capital Opportunity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
14

Tax information (unaudited)
For corporate shareholders, 84.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $201,014,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $12,167,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $1,536,327,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q1110 112025
15

Financial Statements
For the year ended September 30, 2025
Vanguard Global Equity Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	15
Tax information	16

Global Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.8%)
Brazil (1.1%)
	B3 SA - Brasil Bolsa Balcao	12,060,900	30,366
*	NU Holdings Ltd. Class A	1,415,722	22,666
	Petroleo Brasileiro SA - Petrobras ADR (XNYS)	1,657,779	20,987
	Ambev SA	6,243,610	14,183
			88,202
Canada (2.4%)
*	Shopify Inc. Class A (XTSE)	595,334	88,472
	Magna International Inc.	1,065,196	50,469
	Brookfield Corp.	426,434	29,245
	Stella-Jones Inc.	395,448	22,564
			190,750
China (4.0%)
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	1,013,000	57,451
	Tencent Holdings Ltd.	623,962	53,167
	Alibaba Group Holding Ltd.	2,348,979	52,533
	China Overseas Land & Investment Ltd.	22,171,000	40,832
*	PDD Holdings Inc. ADR	243,479	32,180
	ANTA Sports Products Ltd.	2,478,186	29,685
*	Li Auto Inc. Class A	1,953,058	25,004
	Kweichow Moutai Co. Ltd. Class A	99,900	20,303
			311,155
Denmark (0.4%)
	Novo Nordisk A/S Class B	538,986	30,012
Finland (0.3%)
	Nokia OYJ ADR	3,569,143	17,167
	Nokia OYJ	1,419,447	6,826
			23,993
France (3.2%)
	ArcelorMittal SA	1,163,863	41,987
	Rexel SA	1,206,319	39,716
	Cie Generale des Etablissements Michelin SCA	1,017,313	36,637
	Sanofi SA	349,141	33,062
	Hermes International SCA	10,686	26,277
	Edenred SE	924,689	22,021
	Nexans SA	126,002	18,763
	LVMH Moet Hennessy Louis Vuitton SE	18,159	11,175
[1]	Amundi SA	135,117	10,738
	Sartorius Stedim Biotech	36,809	7,502
			247,878
Germany (1.9%)
	Daimler Truck Holding AG	1,311,896	54,249
	Fresenius Medical Care AG	887,763	46,907
	BASF SE	924,698	46,202
			147,358
Hong Kong (0.9%)
	AIA Group Ltd.	4,542,400	43,534
	Galaxy Entertainment Group Ltd.	5,385,825	29,613
			73,147
India (0.4%)
[1]	Reliance Industries Ltd. GDR	540,678	33,027
Indonesia (0.2%)
	Bank Rakyat Indonesia Persero Tbk PT	52,445,000	12,292
Ireland (0.3%)
	Bank of Ireland Group plc	1,464,625	24,250
1

Global Equity Fund
		Shares	Market Value• ($000)
Israel (0.3%)
*	Wix.com Ltd.	137,246	24,379
Italy (1.1%)
	Ryanair Holdings plc ADR	962,732	57,976
	Enel SpA	3,170,221	30,043
	Saipem SpA	15,300	44
			88,063
Japan (3.1%)
	TDK Corp.	3,418,700	49,506
	Kokusai Electric Corp.	1,145,200	32,484
	Olympus Corp.	2,249,800	28,444
	Disco Corp.	83,000	26,024
	Cosmos Pharmaceutical Corp.	316,500	18,494
	CyberAgent Inc.	1,482,900	17,800
	Nippon Paint Holdings Co. Ltd.	2,607,200	17,787
*	Rakuten Group Inc.	2,690,000	17,444
	Keyence Corp.	46,026	17,147
	SMC Corp.	47,500	14,682
			239,812
Netherlands (5.6%)
	Prosus NV	2,108,838	149,127
	ASML Holding NV	86,880	84,724
*,1	Adyen NV	46,341	74,566
	ING Groep NV	1,581,630	41,464
[2]	Randstad NV	933,998	39,825
*	Argenx SE ADR	36,024	26,570
	ASM International NV	32,657	19,697
			435,973
Other (0.1%)
[3]	Vanguard Growth ETF	9,503	4,558
Russia (0.0%)
*,4	Sberbank of Russia PJSC	3,912,108	—
*,4	VK IPJSC GDR	128,137	—
*,4	Severstal PAO GDR (Registered)	520,152	—
			—
Singapore (0.7%)
*	Sea Ltd. ADR	289,412	51,727
South Korea (2.8%)
	Samsung Electronics Co. Ltd. (XKRX)	1,679,970	100,715
*	Coupang Inc.	2,557,236	82,343
	Shinhan Financial Group Co. Ltd.	619,705	31,244
			214,302
Sweden (0.6%)
*	Spotify Technology SA	38,650	26,978
	Epiroc AB Class B	1,090,067	20,622
			47,600
Switzerland (1.3%)
	UBS Group AG (Registered)	956,756	39,336
	Cie Financiere Richemont SA Class A (Registered)	179,890	34,533
	Julius Baer Group Ltd.	381,938	26,595
			100,464
Taiwan (3.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	3,357,000	145,821
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	358,456	100,113
			245,934
United Kingdom (3.9%)
	CRH plc (SGMX)	534,534	64,491
	J Sainsbury plc	9,639,518	43,341
	Reckitt Benckiser Group plc	518,336	39,913
*	Flutter Entertainment plc	149,662	39,037
	Shell plc	1,063,696	38,152
	HSBC Holdings plc	2,609,487	36,828
	Barclays plc	5,784,476	29,763
2

Global Equity Fund
		Shares	Market Value• ($000)
	Bellway plc	397,510	13,169
			304,694
United States (59.0%)
	NVIDIA Corp.	2,425,306	452,514
	Microsoft Corp.	671,767	347,942
*	Amazon.com Inc.	1,129,814	248,073
	Meta Platforms Inc. Class A	228,396	167,730
	Alphabet Inc. Class A	631,581	153,537
	Mastercard Inc. Class A	246,167	140,022
*	DoorDash Inc. Class A	320,476	87,166
	Dollar General Corp.	839,054	86,716
	Broadcom Inc.	248,127	81,860
	Martin Marietta Materials Inc.	128,706	81,121
*	AppLovin Corp. Class A	111,329	79,994
	Service Corp. International	918,712	76,455
*	MercadoLibre Inc.	31,336	73,230
	Alphabet Inc. Class C	291,867	71,084
	Elevance Health Inc.	204,201	65,981
	Baxter International Inc.	2,882,055	65,624
*	Clean Harbors Inc.	278,674	64,714
	Eli Lilly & Co.	75,784	57,823
	Royalty Pharma plc Class A	1,623,312	57,271
*	AutoZone Inc.	13,348	57,266
*	AeroVironment Inc.	176,555	55,595
	CVS Health Corp.	685,130	51,652
	Citigroup Inc.	469,990	47,704
*	Block Inc. (XNYS)	659,076	47,631
	Cognizant Technology Solutions Corp. Class A	685,788	45,996
	Welltower Inc.	249,298	44,410
*	CBRE Group Inc. Class A	273,905	43,157
	Humana Inc.	161,056	41,902
	Skyworks Solutions Inc.	543,632	41,849
*	Synopsys Inc.	82,054	40,485
*	Uber Technologies Inc.	411,895	40,353
*	Cloudflare Inc. Class A	183,448	39,366
*	Netflix Inc.	32,414	38,862
	SS&C Technologies Holdings Inc.	437,494	38,832
	FTAI Aviation Ltd.	232,236	38,751
	Capital One Financial Corp.	178,611	37,969
	Global Payments Inc.	444,750	36,950
	HA Sustainable Infrastructure Capital Inc.	1,185,812	36,404
	MSCI Inc.	63,778	36,188
*	First Solar Inc.	161,513	35,619
*	Markel Group Inc.	18,419	35,205
	Moody's Corp.	73,648	35,092
	Tyson Foods Inc. Class A	644,900	35,018
	Paycom Software Inc.	164,194	34,175
	S&P Global Inc.	69,167	33,664
*	Alnylam Pharmaceuticals Inc.	73,148	33,356
	Lear Corp.	330,318	33,233
*	Airbnb Inc. Class A	271,748	32,996
*	Coherent Corp.	298,534	32,158
	Comfort Systems USA Inc.	38,772	31,994
	Texas Instruments Inc.	173,305	31,841
	Wells Fargo & Co.	362,613	30,394
	Bristol-Myers Squibb Co.	668,044	30,129
	Dow Inc.	1,297,574	29,753
	MetLife Inc.	353,311	29,102
*	Medpace Holdings Inc.	56,553	29,077
	Advanced Drainage Systems Inc.	209,382	29,041
	Corebridge Financial Inc.	853,829	27,365
	Apple Inc.	107,384	27,343
*	Intuitive Surgical Inc.	60,562	27,085
*	Unity Software Inc.	650,881	26,061
	Salesforce Inc.	107,113	25,386
	NOV Inc.	1,906,004	25,255
	Eaton Corp. plc	66,087	24,733
*	ON Semiconductor Corp.	490,874	24,205
*	CoStar Group Inc.	285,835	24,116
3

Global Equity Fund
		Shares	Market Value• ($000)
	Ensign Group Inc.	136,924	23,656
*	Datadog Inc. Class A	165,035	23,501
	Walt Disney Co.	204,393	23,403
	Arthur J Gallagher & Co.	75,487	23,381
*	Vertex Pharmaceuticals Inc.	57,517	22,526
*	Trade Desk Inc. Class A	437,844	21,459
*	EPAM Systems Inc.	136,993	20,657
	Thermo Fisher Scientific Inc.	41,748	20,249
*	Coinbase Global Inc. Class A	58,715	19,816
	PVH Corp.	230,975	19,349
*	HubSpot Inc.	39,502	18,479
*	Dutch Bros Inc. Class A	348,531	18,242
	Amdocs Ltd.	217,950	17,883
*	Builders FirstSource Inc.	140,163	16,995
	Universal Health Services Inc. Class B	82,389	16,844
*	Chipotle Mexican Grill Inc.	426,632	16,720
*	Tesla Inc.	33,087	14,715
*	Shake Shack Inc. Class A	138,731	12,987
*	Floor & Decor Holdings Inc. Class A	163,422	12,044
	Wingstop Inc.	45,076	11,345
	Brunswick Corp.	178,248	11,272
*	Revolution Medicines Inc.	226,913	10,597
	Medtronic plc	107,706	10,258
*	Enphase Energy Inc.	266,099	9,417
	WillScot Holdings Corp.	443,541	9,363
*	Samsara Inc. Class A	238,052	8,868
	Newell Brands Inc.	1,481,420	7,763
*	Champion Homes Inc.	80,111	6,118
*	Mobileye Global Inc. Class A	331,964	4,687
*,4	ABIOMED Inc. CVR	82,912	85
			4,586,254
Total Common Stocks (Cost $4,779,969)			7,525,824
Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[5,6]	Vanguard Market Liquidity Fund, 4.180% (Cost $232,108)	2,321,330	232,133
Total Investments (99.8%) (Cost $5,012,077)			7,757,957
Other Assets and Liabilities—Net (0.2%)			12,473
Net Assets (100%)			7,770,430
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2025, the aggregate value was $118,331, representing 1.5% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,709.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $2,839 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.
4

Global Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2025	329	110,852	1,243
MSCI EAFE Index	December 2025	284	39,551	126
MSCI Emerging Markets Index	December 2025	280	19,036	15
				1,384

Forward Currency Contracts
Counterparty	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
			Receive		Deliver
JPMorgan Chase Bank, N.A.	12/17/2025	AUD	2	USD	1	—	—
JPMorgan Chase Bank, N.A.	12/17/2025	CAD	2	USD	2	—	—
JPMorgan Chase Bank, N.A.	12/17/2025	HKD	12	USD	2	—	—
Toronto-Dominion Bank	12/17/2025	JPY	563	USD	4	—	—
Toronto-Dominion Bank	12/17/2025	USD	10	CHF	8	—	—
State Street Bank & Trust Co.	12/17/2025	USD	365	EUR	309	1	—
JPMorgan Chase Bank, N.A.	12/17/2025	USD	33	GBP	24	—	—
Barclays Bank plc	12/17/2025	USD	235	SEK	2,195	1	—
						2	—
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SEK—Swedish krona.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Global Equity Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,775,668)	7,521,266
Affiliated Issuers (Cost $236,409)	236,691
Total Investments in Securities	7,757,957
Investment in Vanguard	201
Cash Collateral Pledged—Futures Contracts	8,723
Foreign Currency, at Value (Cost $552)	559
Receivables for Investment Securities Sold	4,798
Receivables for Accrued Income	8,541
Receivables for Capital Shares Issued	899
Variation Margin Receivable—Futures Contracts	633
Unrealized Appreciation—Forward Currency Contracts	2
Total Assets	7,782,313
Liabilities
Due to Custodian	122
Payables for Investment Securities Purchased	1,725
Collateral for Securities on Loan	2,839
Payables to Investment Advisor	4,010
Payables for Capital Shares Redeemed	2,520
Payables to Vanguard	667
Unrealized Depreciation—Forward Currency Contracts	—
Total Liabilities	11,883
Net Assets	7,770,430
1 Includes $2,709 of securities on loan.
At September 30, 2025, net assets consisted of:

Paid-in Capital	4,338,760
Total Distributable Earnings (Loss)	3,431,670
Net Assets	7,770,430

Net Assets
Applicable to 183,746,641 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,770,430
Net Asset Value Per Share	$42.29

See accompanying Notes, which are an integral part of the Financial Statements.
6

Global Equity Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	102,426
Dividends—Affiliated Issuers	35
Interest—Unaffiliated Issuers	426
Interest—Affiliated Issuers	10,471
Securities Lending—Net	242
Total Income	113,600
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,035
Performance Adjustment	(2,047)
The Vanguard Group—Note C
Management and Administrative	14,559
Marketing and Distribution	277
Custodian Fees	197
Auditing Fees	39
Shareholders’ Reports and Proxy Fees	129
Trustees’ Fees and Expenses	5
Other Expenses	111
Total Expenses	31,305
Expenses Paid Indirectly	(2)
Net Expenses	31,303
Net Investment Income	82,297
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	831,925
Investment Securities Sold—Affiliated Issuers	5,880
Futures Contracts	19,419
Forward Currency Contracts	(34)
Foreign Currencies	380
Realized Net Gain (Loss)	857,570
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	244,017
Investment Securities—Affiliated Issuers	(414)
Futures Contracts	(2,424)
Forward Currency Contracts	8
Foreign Currencies	221
Change in Unrealized Appreciation (Depreciation)	241,408
Net Increase (Decrease) in Net Assets Resulting from Operations	1,181,275
1	Dividends are net of foreign withholding taxes of $4,966.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Global Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,297	97,619
Realized Net Gain (Loss)	857,570	414,011
Change in Unrealized Appreciation (Depreciation)	241,408	1,568,236
Net Increase (Decrease) in Net Assets Resulting from Operations	1,181,275	2,079,866
Distributions
Total Distributions	(313,823)	(87,392)
Capital Share Transactions
Issued	356,897	448,821
Issued in Lieu of Cash Distributions	268,386	75,899
Redeemed	(2,147,983)	(1,061,728)
Net Increase (Decrease) from Capital Share Transactions	(1,522,700)	(537,008)
Total Increase (Decrease)	(655,248)	1,455,466
Net Assets
Beginning of Period	8,425,678	6,970,212
End of Period	7,770,430	8,425,678

See accompanying Notes, which are an integral part of the Financial Statements.
8

Global Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$37.88	$29.24	$27.07	$41.53	$33.31
Investment Operations
Net Investment Income[1]	.395	.422	.366	.373	.371
Net Realized and Unrealized Gain (Loss) on Investments	5.520	8.592	4.831	(10.641)	8.939
Total from Investment Operations	5.915	9.014	5.197	(10.268)	9.310
Distributions
Dividends from Net Investment Income	(.445)	(.374)	(.442)	(.355)	(.254)
Distributions from Realized Capital Gains	(1.060)	—	(2.585)	(3.837)	(.836)
Total Distributions	(1.505)	(.374)	(3.027)	(4.192)	(1.090)
Net Asset Value, End of Period	$42.29	$37.88	$29.24	$27.07	$41.53
Total Return[2]	16.30%	31.04%	20.22%	-27.52%	28.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,770	$8,426	$6,970	$6,271	$9,063
Ratio of Total Expenses to Average Net Assets[3]	0.40%[4]	0.43%[5]	0.42%[4]	0.41%[4]	0.45%
Ratio of Net Investment Income to Average Net Assets	1.05%	1.25%	1.24%	1.07%	0.93%
Portfolio Turnover Rate	36%	38%	25%	84%	28%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), (0.03%), (0.04%), and (0.00%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.40%, 0.42% and 0.41%, respectively.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.43%.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Global Equity Fund
Notes to Financial Statements
Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2025, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2025, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
10

Global Equity Fund
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
B.	The investment advisory firms Baillie Gifford Overseas Ltd., Wellington Management Company LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years. The basic fees of Wellington Management Company LLP and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the MSCI All Country World Growth Index and the MSCI All Country World Value Index, respectively, since September 30, 2022.
Vanguard manages the cash reserves of the fund as described below.
For the year ended September 30, 2025, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $2,047,000 (0.03%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
11

Global Equity Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $201,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2025, these arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	4,865,121	—	85	4,865,206
Common Stocks—Other	423,991	2,236,627	—	2,660,618
Temporary Cash Investments	232,133	—	—	232,133
Total	5,521,245	2,236,627	85	7,757,957
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,384	—	—	1,384
Forward Currency Contracts	—	2	—	2
Total	1,384	2	—	1,386
Liabilities
Forward Currency Contracts	—	—	—	—
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At September 30, 2025, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	1,384	—	1,384
Unrealized Appreciation—Forward Currency Contracts	—	2	2
Total Assets	1,384	2	1,386
Unrealized Depreciation—Forward Currency Contracts	—	—	—
Total Liabilities	—	—	—
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2025, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	19,419	—	19,419
Forward Currency Contracts	—	(34)	(34)
Realized Net Gain (Loss) on Derivatives	19,419	(34)	19,385
12

Global Equity Fund
Change in Unrealized Appreciation (Depreciation) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(2,424)	—	(2,424)
Forward Currency Contracts	—	8	8
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,424)	8	(2,416)
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	86,560
Total Distributable Earnings (Loss)	(86,560)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	156,193
Undistributed Long-Term Gains	536,462
Net Unrealized Gains (Losses)	2,739,173
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	(158)
Total	3,431,670
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	100,231	87,392
Long-Term Capital Gains	213,592	—
Total	313,823	87,392
*	Includes short-term capital gains, if any.
As of September 30, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,019,201
Gross Unrealized Appreciation	3,060,329
Gross Unrealized Depreciation	(321,573)
Net Unrealized Appreciation (Depreciation)	2,738,756
H.	During the year ended September 30, 2025, the fund purchased $2,771,799,000 of investment securities and sold $4,489,703,000 of investment securities, other than temporary cash investments.
13

Global Equity Fund
I.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2025 Shares (000)	2024 Shares (000)
Issued	9,525	13,314
Issued in Lieu of Cash Distributions	7,433	2,335
Redeemed	(55,661)	(31,571)
Net Increase (Decrease) in Shares Outstanding	(38,703)	(15,922)
J.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2024 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2025 Market Value ($000)
Vanguard Growth ETF	16,587	297,787	315,283	5,879	(412)	35	—	4,558
Vanguard Market Liquidity Fund	280,394	NA1	NA1	1	(2)	10,471	—	232,133
Total	296,981	297,787	315,283	5,880	(414)	10,506	—	236,691
1	Not applicable—purchases and sales are for temporary cash investment purposes.
K.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
L.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
M.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
For corporate shareholders, 35.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $100,230,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $4,276,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $281,522,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q1290 112025
16

Financial Statements
For the year ended September 30, 2025
Vanguard Strategic Small-Cap Equity Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	18
Tax information	19

Strategic Small-Cap Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Communication Services (3.1%)
*	Lumen Technologies Inc.	1,355,502	8,296
	Telephone & Data Systems Inc.	178,279	6,996
*	Bumble Inc. Class A	1,095,099	6,669
*	Yelp Inc.	182,452	5,692
*	Clear Channel Outdoor Holdings Inc.	3,129,441	4,945
*	EverQuote Inc. Class A	167,173	3,823
*	Magnite Inc.	172,914	3,766
*	Cargurus Inc.	69,182	2,576
*	fuboTV Inc.	612,801	2,543
*	AST SpaceMobile Inc.	45,641	2,240
*	Globalstar Inc.	59,968	2,182
*	QuinStreet Inc.	104,887	1,623
*	ZipRecruiter Inc. Class A	364,514	1,538
*	Altice USA Inc. Class A	610,556	1,471
	Nexstar Media Group Inc.	7,303	1,444
*	Anterix Inc.	65,009	1,396
*	iHeartMedia Inc. Class A	478,484	1,373
	Gray Media Inc.	218,829	1,265
*	Bandwidth Inc. Class A	68,748	1,146
*	Liberty Latin America Ltd. Class C	112,270	948
	Iridium Communications Inc.	46,593	813
	Uniti Group Inc.	125,795	770
*	EW Scripps Co. Class A	252,951	622
*	Taboola.com Ltd.	182,483	622
*	Mediaalpha Inc. Class A	46,568	530
	Sinclair Inc.	29,127	440
			65,729
Consumer Discretionary (11.5%)
	Travel & Leisure Co.	202,495	12,046
	Leggett & Platt Inc.	1,236,201	10,977
*	National Vision Holdings Inc.	356,030	10,393
	Boyd Gaming Corp.	109,936	9,504
*	Adtalem Global Education Inc.	58,704	9,067
*	Wayfair Inc. Class A	92,273	8,243
*	Adient plc	329,196	7,927
	ADT Inc.	905,432	7,886
*	Mattel Inc.	441,809	7,436
*	Five Below Inc.	47,572	7,359
	Red Rock Resorts Inc. Class A	118,323	7,225
	Dana Inc.	338,187	6,777
*	BJ's Restaurants Inc.	221,714	6,769
*	M/I Homes Inc.	44,862	6,480
	Toll Brothers Inc.	45,519	6,288
*	Cavco Industries Inc.	10,070	5,848
*	Frontdoor Inc.	83,156	5,596
*	Sonos Inc.	350,089	5,531
	Gap Inc.	247,315	5,290
	PVH Corp.	57,193	4,791
	Standard Motor Products Inc.	112,376	4,587
	Upbound Group Inc.	193,842	4,580
*	Warby Parker Inc. Class A	158,136	4,361
*	Udemy Inc.	616,007	4,318
	Carter's Inc.	137,719	3,886
*	Coursera Inc.	319,520	3,742
*	Brinker International Inc.	29,434	3,729
*	Taylor Morrison Home Corp.	50,988	3,366
*	Shake Shack Inc. Class A	35,613	3,334
*	Planet Fitness Inc. Class A	30,922	3,210
*	Peloton Interactive Inc. Class A	351,057	3,160

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Topgolf Callaway Brands Corp.	316,201	3,004
*	Groupon Inc.	119,904	2,800
	Macy's Inc.	145,951	2,617
	Phinia Inc.	41,170	2,366
*	Grand Canyon Education Inc.	10,509	2,307
*	Stitch Fix Inc. Class A	498,187	2,167
	OneSpaWorld Holdings Ltd.	96,912	2,049
*	YETI Holdings Inc.	61,006	2,024
*	Zumiez Inc.	101,852	1,997
*	Universal Technical Institute Inc.	61,203	1,992
	Garrett Motion Inc.	145,070	1,976
*	Bed Bath & Beyond Inc.	197,730	1,936
*	Urban Outfitters Inc.	26,144	1,867
	Strategic Education Inc.	19,937	1,715
	Carriage Services Inc.	36,099	1,608
*	ThredUP Inc. Class A	161,971	1,531
	Monarch Casino & Resort Inc.	13,128	1,389
*,1	QVC Group Inc.	102,606	1,384
*	Sally Beauty Holdings Inc.	80,311	1,307
*	G-III Apparel Group Ltd.	48,318	1,286
	Visteon Corp.	10,655	1,277
*	RealReal Inc.	117,757	1,252
*,1	Luminar Technologies Inc.	636,517	1,216
	Signet Jewelers Ltd.	12,453	1,194
*	Accel Entertainment Inc.	107,511	1,190
*	Bright Horizons Family Solutions Inc.	10,034	1,089
*	GigaCloud Technology Inc. Class A	37,170	1,056
*	Gentherm Inc.	30,955	1,054
*	Petco Health & Wellness Co. Inc.	262,508	1,016
*	Genesco Inc.	33,699	977
*	American Axle & Manufacturing Holdings Inc.	137,058	824
*	Stoneridge Inc.	101,833	776
	Build-A-Bear Workshop Inc.	11,479	749
	Movado Group Inc.	22,964	436
	Kohl's Corp.	25,752	396
			247,530
Consumer Staples (2.3%)
	Turning Point Brands Inc.	98,118	9,700
	Nu Skin Enterprises Inc. Class A	528,946	6,448
*	Boston Beer Co. Inc. Class A	20,898	4,418
*	Post Holdings Inc.	39,635	4,260
*	United Natural Foods Inc.	97,303	3,661
*	e.l.f. Beauty Inc.	27,109	3,591
	Coca-Cola Consolidated Inc.	27,185	3,185
	PriceSmart Inc.	18,617	2,256
	Pilgrim's Pride Corp.	53,461	2,177
	Energizer Holdings Inc.	67,394	1,677
	Calavo Growers Inc.	65,001	1,673
	Fresh Del Monte Produce Inc.	41,304	1,434
*	Seneca Foods Corp. Class A	9,192	992
*	USANA Health Sciences Inc.	30,129	830
	Spectrum Brands Holdings Inc.	14,156	744
	Universal Corp.	9,085	508
*	Hain Celestial Group Inc.	313,876	496
	MGP Ingredients Inc.	17,583	425
*	Mission Produce Inc.	31,040	373
			48,848
Energy (4.3%)
	Antero Midstream Corp.	617,643	12,007
	Matador Resources Co.	225,894	10,149
*	Par Pacific Holdings Inc.	277,371	9,825
	DTE Midstream LLC	68,557	7,751
*	Plains GP Holdings LP Class A	408,883	7,458
	Weatherford International plc	99,520	6,810
	SM Energy Co.	207,408	5,179
*	Oceaneering International Inc.	175,042	4,338
*	REX American Resources Corp.	133,196	4,078
*	CNX Resources Corp.	119,344	3,833
*	Bristow Group Inc.	97,011	3,500

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Gulfport Energy Corp.	18,865	3,414
*,1	Centrus Energy Corp. Class A	9,844	3,052
*	Oil States International Inc.	306,572	1,858
	Dorian LPG Ltd.	57,944	1,727
*	ProPetro Holding Corp.	207,725	1,089
	Excelerate Energy Inc. Class A	42,726	1,076
*	Clean Energy Fuels Corp.	340,978	880
	World Kinect Corp.	32,610	846
	SandRidge Energy Inc.	54,407	614
	Civitas Resources Inc.	15,357	499
	Peabody Energy Corp.	18,752	497
*	DMC Global Inc.	55,237	467
*	Tidewater Inc.	7,874	420
*	Green Plains Inc.	46,267	407
			91,774
Financials (19.1%)
	Popular Inc.	126,274	16,038
	Zions Bancorp NA	249,476	14,115
	Piper Sandler Cos.	40,343	13,999
	Hancock Whitney Corp.	215,052	13,464
	Essent Group Ltd.	210,668	13,390
	Janus Henderson Group plc	300,301	13,366
	Federated Hermes Inc.	255,175	13,251
	Axis Capital Holdings Ltd.	135,618	12,992
	MGIC Investment Corp.	438,891	12,451
*	Enova International Inc.	107,481	12,370
	Virtu Financial Inc. Class A	331,255	11,760
	OneMain Holdings Inc.	206,950	11,684
	CNO Financial Group Inc.	283,895	11,228
	OFG Bancorp	251,242	10,927
*	NMI Holdings Inc.	281,930	10,809
	Prosperity Bancshares Inc.	136,340	9,046
	Westamerica BanCorp	178,051	8,901
	Jackson Financial Inc. Class A	81,618	8,262
	Hanover Insurance Group Inc.	41,217	7,486
	Fulton Financial Corp.	366,836	6,834
	FNB Corp.	421,680	6,793
	Virtus Investment Partners Inc.	34,696	6,593
	First Financial Corp.	111,104	6,271
	Associated Banc-Corp.	239,963	6,169
	Lazard Inc.	112,793	5,953
	Berkshire Hills Bancorp Inc.	240,121	5,693
	First Financial Bancorp	220,086	5,557
*	Palomar Holdings Inc.	47,150	5,505
	Horace Mann Educators Corp.	120,924	5,462
	Pathward Financial Inc.	70,405	5,211
	Radian Group Inc.	141,155	5,113
	Horizon Bancorp Inc.	315,399	5,050
	First BanCorp (XNYS)	193,768	4,273
	Moelis & Co. Class A	59,761	4,262
	Amalgamated Financial Corp.	156,487	4,249
	BGC Group Inc. Class A	412,631	3,904
	Old Second Bancorp Inc.	223,676	3,866
	Columbia Banking System Inc.	147,270	3,791
	Banc of California Inc.	226,835	3,754
	Central Pacific Financial Corp.	123,181	3,737
*	LendingClub Corp.	238,165	3,618
	Evercore Inc. Class A	10,471	3,532
	Heritage Commerce Corp.	350,728	3,483
	Southstate Bank Corp.	34,399	3,401
	First Hawaiian Inc.	128,568	3,192
	United Fire Group Inc.	103,079	3,136
	Universal Insurance Holdings Inc.	110,505	2,906
	UMB Financial Corp.	23,789	2,815
	Towne Bank	80,225	2,773
*	SiriusPoint Ltd.	124,898	2,259
*	Euronet Worldwide Inc.	24,496	2,151
	NBT Bancorp Inc.	51,418	2,147
	Old National Bancorp	97,510	2,140

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	PRA Group Inc.	137,350	2,121
	BankUnited Inc.	50,912	1,943
*	Upstart Holdings Inc.	37,796	1,920
	Byline Bancorp Inc.	69,197	1,919
	Nelnet Inc. Class A	15,213	1,907
	James River Group Holdings Ltd.	301,141	1,671
	WesBanco Inc.	50,382	1,609
	Mercantile Bank Corp.	34,946	1,573
*	Marqeta Inc. Class A	255,412	1,349
	First Interstate BancSystem Inc. Class A	41,396	1,319
*	Hippo Holdings Inc.	35,551	1,286
	Stellar Bancorp Inc.	38,799	1,177
	EVERTEC Inc.	32,546	1,099
	Acadian Asset Management Inc.	22,829	1,099
	1st Source Corp.	17,729	1,091
	Burke & Herbert Financial Services Corp.	17,690	1,091
*	Skyward Specialty Insurance Group Inc.	19,524	929
*	Heritage Insurance Holdings Inc.	36,161	911
	Enterprise Financial Services Corp.	15,691	910
	S&T Bancorp Inc.	23,851	897
*	Bowhead Specialty Holdings Inc.	32,514	879
	Oppenheimer Holdings Inc. Class A	11,322	837
*	Payoneer Global Inc.	133,026	805
	Banner Corp.	11,476	752
	Community Trust Bancorp Inc.	12,982	726
	Esquire Financial Holdings Inc.	7,056	720
	Employers Holdings Inc.	14,653	622
	Kemper Corp.	10,142	523
	Hanmi Financial Corp.	20,449	505
	International Bancshares Corp.	7,150	492
	Flushing Financial Corp.	32,833	453
	Mercury General Corp.	5,255	446
*	Hamilton Insurance Group Ltd. Class B	17,225	427
	TrustCo Bank Corp. NY	11,695	425
	NB Bancorp Inc.	23,529	415
*	Remitly Global Inc.	25,366	413
	Compass Diversified Holdings	60,707	402
	FirstCash Holdings Inc.	2,480	393
	Metropolitan Bank Holding Corp.	5,090	381
	United Community Banks Inc.	11,764	369
	Bread Financial Holdings Inc.	6,502	363
	Donegal Group Inc. Class A	17,798	345
	First Merchants Corp.	8,954	338
			410,984
Health Care (12.7%)
*	Ionis Pharmaceuticals Inc.	294,795	19,285
	Organon & Co.	946,296	10,106
*	Arrowhead Pharmaceuticals Inc.	273,955	9,449
*	Tenet Healthcare Corp.	43,633	8,859
*	Exelixis Inc.	196,760	8,126
	Encompass Health Corp.	63,863	8,112
*	BioCryst Pharmaceuticals Inc.	954,882	7,248
*	LivaNova plc	136,097	7,129
*	Ultragenyx Pharmaceutical Inc.	236,751	7,121
*	Phreesia Inc.	286,884	6,748
*	Option Care Health Inc.	237,250	6,586
*	Travere Therapeutics Inc.	268,536	6,418
	HealthStream Inc.	215,462	6,085
*	Arvinas Inc.	713,321	6,077
*	Omnicell Inc.	183,583	5,590
*	Teladoc Health Inc.	686,231	5,305
*	Hims & Hers Health Inc.	81,591	4,628
*	Progyny Inc.	213,312	4,590
*	Ardelyx Inc.	813,138	4,480
*	PTC Therapeutics Inc.	70,756	4,342
*	REGENXBIO Inc.	432,305	4,172
*	Enanta Pharmaceuticals Inc.	338,097	4,047
*	Varex Imaging Corp.	325,154	4,032
*	Elanco Animal Health Inc. (XNYS)	191,127	3,849

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Halozyme Therapeutics Inc.	51,652	3,788
*	ACADIA Pharmaceuticals Inc.	173,596	3,705
*	Pediatrix Medical Group Inc.	216,911	3,633
*	Myriad Genetics Inc.	501,697	3,627
*	Castle Biosciences Inc.	158,749	3,615
*	Relay Therapeutics Inc.	676,989	3,534
*	10X Genomics Inc. Class A	299,057	3,496
*	Medpace Holdings Inc.	6,430	3,306
	DENTSPLY SIRONA Inc.	251,593	3,193
*	Natera Inc.	19,793	3,186
*	LifeStance Health Group Inc.	550,081	3,025
*	Guardant Health Inc.	47,592	2,974
*	iRhythm Technologies Inc.	16,927	2,911
*	Intellia Therapeutics Inc.	159,024	2,746
*	Arcus Biosciences Inc.	197,785	2,690
*	Prothena Corp. plc	256,466	2,503
*	Sarepta Therapeutics Inc.	124,040	2,390
*	Arcturus Therapeutics Holdings Inc.	120,146	2,214
*	Keros Therapeutics Inc.	135,004	2,136
*	TransMedics Group Inc.	18,591	2,086
*	Waystar Holding Corp.	53,952	2,046
*	Vir Biotechnology Inc.	346,129	1,976
*	Amneal Pharmaceuticals Inc.	187,921	1,881
*	Alector Inc.	628,627	1,861
*	CytomX Therapeutics Inc.	555,119	1,771
*	Sotera Health Co.	110,785	1,743
*	Arcutis Biotherapeutics Inc.	91,674	1,728
*	Merit Medical Systems Inc.	20,729	1,725
*	Madrigal Pharmaceuticals Inc.	3,585	1,644
*	Rocket Pharmaceuticals Inc.	432,392	1,410
*	Kura Oncology Inc.	151,169	1,338
*	Kiniksa Pharmaceuticals International plc	33,899	1,316
	CONMED Corp.	27,905	1,312
*	CorVel Corp.	16,773	1,299
*	Bridgebio Pharma Inc.	24,372	1,266
*	Vanda Pharmaceuticals Inc.	234,729	1,171
*	Aclaris Therapeutics Inc.	592,568	1,126
*	Ironwood Pharmaceuticals Inc.	844,692	1,107
*	Avanos Medical Inc.	89,862	1,039
*	AnaptysBio Inc.	29,172	893
*	Editas Medicine Inc.	255,041	885
*	Xencor Inc.	74,939	879
*	Praxis Precision Medicines Inc.	16,398	869
*	Bioventus Inc. Class A	126,631	847
*	4D Molecular Therapeutics Inc.	92,830	807
*,1	Agenus Inc.	205,345	791
*	Alkermes plc	25,589	768
*	MacroGenics Inc.	438,601	737
*	Ventyx Biosciences Inc.	234,041	728
*	Quanterix Corp.	133,799	727
*	Inogen Inc.	88,572	724
*,1	Coherus Oncology Inc.	418,561	686
*	AtriCure Inc.	19,295	680
*	Biohaven Ltd.	43,453	652
*	Adaptive Biotechnologies Corp.	40,415	605
*	CareDx Inc.	41,501	603
*	Catalyst Pharmaceuticals Inc.	30,216	595
*	Lantheus Holdings Inc.	10,882	558
	Embecta Corp.	34,730	490
*	Fate Therapeutics Inc.	364,481	459
*	Enhabit Inc.	57,041	457
*	Owens & Minor Inc.	94,764	455
*	Assembly Biosciences Inc.	17,723	454
*	Alignment Healthcare Inc.	24,527	428
*	Mineralys Therapeutics Inc.	11,146	423
*	Apellis Pharmaceuticals Inc.	18,401	416
*	Avadel Pharmaceuticals plc	27,015	413
*	Talkspace Inc.	143,662	396
*	Altimmune Inc.	100,289	378
*	Fortrea Holdings Inc.	44,837	378

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Pacira BioSciences Inc.	14,545	375
*	Organogenesis Holdings Inc.	86,270	364
*	Puma Biotechnology Inc.	67,147	357
*	Zentalis Pharmaceuticals Inc.	209,330	316
*	Joint Corp.	22,122	211
*	Atea Pharmaceuticals Inc.	64,273	186
*	Inovio Pharmaceuticals Inc.	46,472	109
			273,000
Industrials (18.6%)
	Primoris Services Corp.	126,150	17,324
	EnerSys	120,186	13,576
	BWX Technologies Inc.	70,609	13,018
*	SkyWest Inc.	127,128	12,792
	Interface Inc.	407,217	11,785
	Griffon Corp.	152,652	11,624
	Allison Transmission Holdings Inc.	136,135	11,555
	EMCOR Group Inc.	17,449	11,334
	Applied Industrial Technologies Inc.	38,841	10,139
*	ATI Inc.	122,699	9,980
	Acuity Inc.	24,982	8,604
*	MYR Group Inc.	40,231	8,369
	ESCO Technologies Inc.	39,303	8,297
	Curtiss-Wright Corp.	14,565	7,908
*	MasTec Inc.	36,630	7,795
	Comfort Systems USA Inc.	9,390	7,748
	Atkore Inc.	114,961	7,213
*	Legalzoom.com Inc.	689,839	7,161
	Greenbrier Cos. Inc.	146,858	6,780
	Mueller Water Products Inc. Class A	257,662	6,576
*	Tutor Perini Corp.	97,658	6,405
	Flowserve Corp.	118,538	6,299
*	Bloom Energy Corp. Class A	74,335	6,287
*	Proto Labs Inc.	123,950	6,201
*	Kirby Corp.	72,992	6,091
	REV Group Inc.	106,467	6,033
	Federal Signal Corp.	50,138	5,966
	Oshkosh Corp.	44,749	5,804
	Matson Inc.	58,053	5,723
*	SPX Technologies Inc.	30,274	5,655
*	Willdan Group Inc.	57,749	5,584
	Science Applications International Corp.	55,233	5,489
*	Lyft Inc. Class A	247,682	5,451
	Ryder System Inc.	27,123	5,116
*	CoreCivic Inc.	250,869	5,105
	Sensata Technologies Holding plc	161,210	4,925
*	Energy Recovery Inc.	319,156	4,921
	Heidrick & Struggles International Inc.	94,050	4,681
*	Upwork Inc.	215,265	3,997
	Woodward Inc.	15,634	3,951
*	American Superconductor Corp.	59,169	3,514
*	Liquidity Services Inc.	111,705	3,064
*	Sterling Infrastructure Inc.	8,982	3,051
	Worthington Enterprises Inc.	53,940	2,993
	Allient Inc.	64,332	2,879
	Valmont Industries Inc.	7,370	2,858
	CSG Systems International Inc.	43,872	2,824
	Douglas Dynamics Inc.	88,150	2,756
	HNI Corp.	58,692	2,750
	AZZ Inc.	24,447	2,668
	Apogee Enterprises Inc.	60,980	2,657
	Brady Corp. Class A	33,959	2,650
*	OPENLANE Inc.	90,068	2,592
	Pitney Bowes Inc.	220,256	2,513
	Kennametal Inc.	118,999	2,491
	Ennis Inc.	132,651	2,425
*	Great Lakes Dredge & Dock Corp.	175,045	2,099
*	Ducommun Inc.	20,644	1,985
	ACCO Brands Corp.	497,382	1,985
	Columbus McKinnon Corp.	132,585	1,901

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Sun Country Airlines Holdings Inc.	159,522	1,884
*	Gibraltar Industries Inc.	28,622	1,797
	Astec Industries Inc.	37,193	1,790
	UniFirst Corp.	10,254	1,714
	Maximus Inc.	18,026	1,647
	Moog Inc. Class A	7,921	1,645
	Mueller Industries Inc.	15,997	1,617
*	Healthcare Services Group Inc.	95,343	1,605
	Insteel Industries Inc.	40,189	1,541
*	NEXTracker Inc. Class A	19,737	1,460
*	Manitowoc Co. Inc.	143,878	1,440
	Lindsay Corp.	9,807	1,378
	Preformed Line Products Co.	6,712	1,317
*	Sunrun Inc.	73,262	1,267
	Argan Inc.	4,664	1,260
	Leonardo DRS Inc.	27,055	1,228
	McGrath RentCorp.	9,907	1,162
*	DNOW Inc.	72,043	1,099
*	AerSale Corp.	127,796	1,047
*	NPK International Inc.	79,965	904
*	Huron Consulting Group Inc.	6,073	891
*	Thermon Group Holdings Inc.	32,210	861
*	Shoals Technologies Group Inc. Class A	109,548	812
	Watts Water Technologies Inc. Class A	2,683	749
*	Blue Bird Corp.	12,230	704
*,1	Microvast Holdings Inc.	176,896	681
*	V2X Inc.	11,692	679
*	Planet Labs PBC	48,501	630
*	DXP Enterprises Inc.	4,563	543
*	Montrose Environmental Group Inc.	19,666	540
*,1	NuScale Power Corp.	14,679	528
	Powell Industries Inc.	1,488	454
*	Avis Budget Group Inc.	2,793	449
	Kelly Services Inc. Class A	33,511	440
	ABM Industries Inc.	9,436	435
	Barrett Business Services Inc.	9,762	433
*	Forrester Research Inc.	17,789	189
			400,737
Information Technology (13.9%)
*	Cirrus Logic Inc.	103,110	12,919
*	Kyndryl Holdings Inc.	401,435	12,055
*	Extreme Networks Inc.	564,119	11,649
*	Commvault Systems Inc.	48,977	9,246
*	PagerDuty Inc.	511,608	8,452
*	Fabrinet	22,724	8,286
*	Appian Corp. Class A	264,428	8,083
*	RingCentral Inc. Class A	283,421	8,032
*	nLight Inc.	233,527	6,919
*	Sandisk Corp.	56,183	6,304
*	IonQ Inc.	99,427	6,115
*	ADTRAN Holdings Inc.	630,148	5,911
*	Asana Inc. Class A	430,476	5,751
*	Domo Inc. Class B	357,418	5,661
*	Rapid7 Inc.	294,165	5,515
*	Sanmina Corp.	47,569	5,476
*	Penguin Solutions Inc.	195,843	5,147
*	Rigetti Computing Inc.	159,196	4,742
*	NETGEAR Inc.	145,066	4,699
*	Ambarella Inc.	56,844	4,691
*	Harmonic Inc.	458,243	4,665
	Benchmark Electronics Inc.	118,316	4,561
*	Arlo Technologies Inc.	268,773	4,556
*	MaxLinear Inc.	283,068	4,552
*	Viasat Inc.	144,956	4,247
*	Calix Inc.	68,760	4,220
*	CommScope Holding Co. Inc.	253,623	3,926
*	D-Wave Quantum Inc.	158,225	3,910
*	Sprinklr Inc. Class A	488,746	3,773
	Pegasystems Inc.	63,824	3,670

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Credo Technology Group Holding Ltd.	24,819	3,614
*	Corsair Gaming Inc.	400,577	3,573
	Amkor Technology Inc.	124,834	3,545
*	Manhattan Associates Inc.	16,188	3,318
*	Semtech Corp.	45,041	3,218
*	Sprout Social Inc. Class A	218,798	2,827
*	MARA Holdings Inc.	154,308	2,818
*	ACI Worldwide Inc.	52,983	2,796
*	ScanSource Inc.	61,656	2,712
	MKS Inc.	21,801	2,698
*	Ouster Inc.	98,803	2,673
*	SolarEdge Technologies Inc.	71,410	2,642
*	Teradata Corp.	122,524	2,635
*	Tenable Holdings Inc.	89,486	2,609
*	Cleanspark Inc.	177,514	2,574
*	Workiva Inc.	29,043	2,500
*	TTM Technologies Inc.	43,153	2,486
*	MACOM Technology Solutions Holdings Inc.	19,621	2,443
*	Xperi Inc.	370,695	2,402
*	CEVA Inc.	90,129	2,380
*,1	SoundHound AI Inc. Class A	146,807	2,361
*	Unisys Corp.	602,571	2,350
*	Pagaya Technologies Ltd. Class A	79,080	2,348
*	LiveRamp Holdings Inc.	85,015	2,307
*	Fastly Inc. Class A	267,333	2,286
*	DigitalOcean Holdings Inc.	64,980	2,220
*	Diodes Inc.	40,477	2,154
*	Five9 Inc.	88,496	2,142
	Methode Electronics Inc.	278,755	2,105
*	Yext Inc.	234,607	1,999
*	Commerce.com Inc.	396,569	1,979
*	Alpha & Omega Semiconductor Ltd.	69,408	1,941
*	Rambus Inc.	17,545	1,828
*	Viavi Solutions Inc.	137,065	1,739
	OneSpan Inc.	108,757	1,728
*	FormFactor Inc.	42,848	1,560
*	Ultra Clean Holdings Inc.	56,651	1,544
*	Evolv Technologies Holdings Inc.	182,994	1,382
*,1	Quantum Computing Inc.	74,337	1,368
*	Jamf Holding Corp.	119,530	1,279
*	Weave Communications Inc.	188,026	1,256
*	ACM Research Inc. Class A	31,730	1,242
	Vishay Intertechnology Inc.	78,616	1,203
*	Intapp Inc.	27,196	1,112
	Xerox Holdings Corp.	261,927	985
*	Ribbon Communications Inc.	259,000	984
*	Digital Turbine Inc.	150,281	962
*,1	indie Semiconductor Inc. Class A	204,712	833
*	Q2 Holdings Inc.	10,856	786
*	Riot Platforms Inc.	41,209	784
*	Magnachip Semiconductor Corp.	239,694	750
*	PDF Solutions Inc.	27,712	715
	PC Connection Inc.	10,932	678
*	Cerence Inc.	49,198	613
*	8x8 Inc.	287,962	610
*	Plexus Corp.	3,935	569
*	Freshworks Inc. Class A	43,421	511
*	ON24 Inc.	87,168	499
*	Itron Inc.	3,748	467
*	Upland Software Inc.	182,511	432
*	Mirion Technologies Inc.	17,745	413
			299,220
Materials (4.6%)
	Louisiana-Pacific Corp.	102,703	9,124
*	Axalta Coating Systems Ltd.	297,499	8,514
	SunCoke Energy Inc.	725,558	5,921
	Kaiser Aluminum Corp.	75,130	5,797
	Element Solutions Inc.	226,253	5,695
*	Constellium SE	360,617	5,366

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Coeur Mining Inc.	283,800	5,324
*	O-I Glass Inc.	373,210	4,840
	Myers Industries Inc.	253,257	4,290
	Carpenter Technology Corp.	17,354	4,261
	Hecla Mining Co.	327,845	3,967
	Sealed Air Corp.	108,413	3,832
*	Compass Minerals International Inc.	192,871	3,703
	Scotts Miracle-Gro Co.	64,745	3,687
	United States Lime & Minerals Inc.	26,187	3,445
	Balchem Corp.	20,730	3,111
	Innospec Inc.	39,362	3,037
*	Perimeter Solutions Inc.	115,378	2,583
	Minerals Technologies Inc.	40,101	2,491
	Koppers Holdings Inc.	66,377	1,859
	Mativ Holdings Inc.	160,355	1,814
*	Clearwater Paper Corp.	65,444	1,359
	AdvanSix Inc.	64,955	1,259
*	Intrepid Potash Inc.	26,399	807
	Sylvamo Corp.	17,677	782
	Huntsman Corp.	68,692	617
	TriMas Corp.	11,453	443
	HB Fuller Co.	6,519	386
	Orion SA	36,765	279
			98,593
Real Estate (6.3%)
	Brixmor Property Group Inc.	502,960	13,922
	Cousins Properties Inc.	407,025	11,779
	Alexander & Baldwin Inc.	566,800	10,310
	Xenia Hotels & Resorts Inc.	655,739	8,997
	First Industrial Realty Trust Inc.	154,639	7,959
*	Cushman & Wakefield plc	440,473	7,012
	Elme Communities	410,427	6,920
	Highwoods Properties Inc.	183,644	5,844
	InvenTrust Properties Corp.	186,666	5,342
	American Assets Trust Inc.	245,583	4,990
	Phillips Edison & Co. Inc.	143,183	4,916
	Summit Hotel Properties Inc.	823,809	4,523
	Urban Edge Properties	216,817	4,438
	Newmark Group Inc. Class A	226,369	4,222
	COPT Defense Properties	140,725	4,090
	Broadstone Net Lease Inc.	216,074	3,861
	Piedmont Realty Trust Inc.	412,770	3,715
	Chatham Lodging Trust	392,412	2,633
	DiamondRock Hospitality Co.	239,667	1,908
	Universal Health Realty Income Trust	48,660	1,906
	Sabra Health Care REIT Inc.	95,088	1,772
*,1	Opendoor Technologies Inc.	208,154	1,659
	Whitestone REIT	134,676	1,654
	EPR Properties	23,466	1,361
*	Compass Inc. Class A	159,954	1,284
	Tanger Inc.	37,292	1,262
	Centerspace	15,896	936
	Marcus & Millichap Inc.	30,836	905
	One Liberty Properties Inc.	37,488	829
	Community Healthcare Trust Inc.	52,894	809
	Kite Realty Group Trust	35,725	797
*	RE / MAX Holdings Inc. Class A	67,810	640
	RLJ Lodging Trust	74,720	538
	Sunstone Hotel Investors Inc.	52,918	496
	Armada Hoffler Properties Inc.	59,536	417
	LXP Industrial Trust	43,819	393
	Gladstone Commercial Corp.	31,055	383
	Sila Realty Trust Inc.	14,476	363
			135,785
Utilities (3.1%)
	National Fuel Gas Co.	152,589	14,095
	Black Hills Corp.	201,125	12,387
	Avista Corp.	267,217	10,103
	Portland General Electric Co.	221,473	9,745

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Spire Inc.	97,189	7,923
	Unitil Corp.	89,130	4,266
*	Oklo Inc.	27,668	3,088
*	Hallador Energy Co.	152,837	2,991
	MGE Energy Inc.	8,990	757
	California Water Service Group	14,262	654
	H2O America	9,233	450
			66,459
Total Common Stocks (Cost $1,770,490)			2,138,659
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 4.180% (Cost $14,983)	149,840	14,984
Total Investments (100.2%) (Cost $1,785,473)			2,153,643
Other Assets and Liabilities—Net (-0.2%)			(5,146)
Net Assets (100%)			2,148,497
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,637.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,469 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2025	83	10,190	(86)

See accompanying Notes, which are an integral part of the Financial Statements.

Strategic Small-Cap Equity Fund
Statement of Assets and Liabilities
As of September 30, 2025

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,770,490)	2,138,659
Affiliated Issuers (Cost $14,983)	14,984
Total Investments in Securities	2,153,643
Investment in Vanguard	49
Cash	40
Cash Collateral Pledged—Futures Contracts	713
Receivables for Accrued Income	1,722
Receivables for Capital Shares Issued	1,282
Variation Margin Receivable—Futures Contracts	20
Total Assets	2,157,469
Liabilities
Payables for Investment Securities Purchased	43
Collateral for Securities on Loan	7,469
Payables for Capital Shares Redeemed	1,275
Payables to Vanguard	185
Total Liabilities	8,972
Net Assets	2,148,497
1 Includes $6,637 of securities on loan.
At September 30, 2025, net assets consisted of:

Paid-in Capital	1,644,702
Total Distributable Earnings (Loss)	503,795
Net Assets	2,148,497

Net Assets
Applicable to 48,967,730 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,148,497
Net Asset Value Per Share	$43.88

See accompanying Notes, which are an integral part of the Financial Statements.

Strategic Small-Cap Equity Fund
Statement of Operations

Year Ended September 30, 2025
($000)
Investment Income
Income
Dividends[1]	25,060
Interest[2]	356
Securities Lending—Net	108
Total Income	25,524
Expenses
The Vanguard Group—Note B
Investment Advisory Services	577
Management and Administrative	3,298
Marketing and Distribution	83
Custodian Fees	20
Auditing Fees	28
Shareholders’ Reports and Proxy Fees	83
Trustees’ Fees and Expenses	1
Other Expenses	16
Total Expenses	4,106
Net Investment Income	21,418
Realized Net Gain (Loss)
Investment Securities Sold[2]	135,050
Futures Contracts	1,137
Realized Net Gain (Loss)	136,187
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	67,005
Futures Contracts	(125)
Change in Unrealized Appreciation (Depreciation)	66,880
Net Increase (Decrease) in Net Assets Resulting from Operations	224,485
1	Dividends are net of foreign withholding taxes of $74.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $328, $2, and less than $1, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Strategic Small-Cap Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2025 ($000)	2024 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,418	17,783
Realized Net Gain (Loss)	136,187	150,052
Change in Unrealized Appreciation (Depreciation)	66,880	247,082
Net Increase (Decrease) in Net Assets Resulting from Operations	224,485	414,917
Distributions
Total Distributions	(160,231)	(36,250)
Capital Share Transactions
Issued	569,130	366,714
Issued in Lieu of Cash Distributions	141,499	31,877
Redeemed	(403,598)	(294,344)
Net Increase (Decrease) from Capital Share Transactions	307,031	104,247
Total Increase (Decrease)	371,285	482,914
Net Assets
Beginning of Period	1,777,212	1,294,298
End of Period	2,148,497	1,777,212

See accompanying Notes, which are an integral part of the Financial Statements.

Strategic Small-Cap Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$42.74	$33.17	$30.44	$43.90	$28.48
Investment Operations
Net Investment Income[1]	.475	.444	.413	.462	.435
Net Realized and Unrealized Gain (Loss) on Investments	4.482	10.060	4.669	(6.143)	15.424
Total from Investment Operations	4.957	10.504	5.082	(5.681)	15.859
Distributions
Dividends from Net Investment Income	(.404)	(.436)	(.366)	(.507)	(.439)
Distributions from Realized Capital Gains	(3.413)	(.498)	(1.986)	(7.272)	—
Total Distributions	(3.817)	(.934)	(2.352)	(7.779)	(.439)
Net Asset Value, End of Period	$43.88	$42.74	$33.17	$30.44	$43.90
Total Return[2]	12.60%	32.09%	17.11%	-16.24%	56.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,148	$1,777	$1,294	$1,194	$1,619
Ratio of Total Expenses to Average Net Assets	0.23%	0.26%[3]	0.26%[3]	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.19%	1.17%	1.23%	1.24%	1.08%
Portfolio Turnover Rate	66%	64%	69%	72%	76%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.

See accompanying Notes, which are an integral part of the Financial Statements.

Strategic Small-Cap Equity Fund
Notes to Financial Statements
Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2025, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be

Strategic Small-Cap Equity Fund
called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2025, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2025, the fund had contributed to Vanguard capital in the amount of $49,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2025, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. Examples of permanent differences include, but are not limited to, the accounting for passive foreign investment companies, in-kind redemptions, swap agreements, and distributions in connection with fund share redemptions.
Permanent differences were reclassified between the following accounts:	Amount ($000)
Paid-in Capital	9,770
Total Distributable Earnings (Loss)	(9,770)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Examples of temporary differences include, but are not limited to, capital loss carryforwards, the deferral of losses from wash sales, the recognition of unrealized gains or losses from certain derivative contracts, and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	21,125
Undistributed Long-Term Gains	118,253
Net Unrealized Gains (Losses)	364,417
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	503,795
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2025 Amount ($000)	2024 Amount ($000)
Ordinary Income*	67,192	16,889
Long-Term Capital Gains	93,039	19,361
Total	160,231	36,250
*	Includes short-term capital gains, if any.

Strategic Small-Cap Equity Fund
As of September 30, 2025, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,789,226
Gross Unrealized Appreciation	485,570
Gross Unrealized Depreciation	(121,153)
Net Unrealized Appreciation (Depreciation)	364,417
E.	During the year ended September 30, 2025, the fund purchased $1,364,198,000 of investment securities and sold $1,198,342,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2025, such purchases were $6,561,000 and sales were $16,370,000, resulting in net realized gain of $3,188,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2025 Shares (000)	2024 Shares (000)
Issued	13,955	9,515
Issued in Lieu of Cash Distributions	3,588	859
Redeemed	(10,161)	(7,811)
Net Increase (Decrease) in Shares Outstanding	7,382	2,563
G.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, political or regulatory conditions, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.	Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (“CODM”). The fund is considered a single segment. Vanguard’s chief executive officer, chief investment officer, and chief financial officer, who are also officers of the fund, as well as the fund’s chief financial officer collectively act as the CODM. Vanguard has established various management committees to assist the CODM with overseeing aspects of the fund’s daily operations. Through these committees, the CODM manages the fund’s operations to achieve a single investment objective, as detailed in its prospectus, through the execution of the fund’s investment strategies. When assessing segment performance and making decisions about segment resources, the CODM relies on the fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the fund’s financial statements. Segment assets, liabilities, income, and expenses are also detailed in the accompanying financial statements.
I.	Management has determined that no subsequent events or transactions occurred through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Small-Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Small-Cap Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2025, the related statement of operations for the year ended September 30, 2025, the statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the five years in the period ended September 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2025
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 28.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $19,407,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2024. Shareholders will be notified in January 2026 via IRS Form 1099 of the amounts for use in preparing their 2025 income tax return.
The fund hereby designates for the fiscal year $163,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $99,480,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q6150 112025

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangement – Capital Opportunity Fund

A majority of independent trustees of the Board of Vanguard Horizon Funds has renewed the Vanguard Capital Opportunity Fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The trustees determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The trustees based their decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the trustees by Vanguard’s Oversight and Manager Search team, which is responsible for fund and advisor oversight and product management. The Oversight and Manager Search team met regularly with the advisor and made presentations to the trustees during the fiscal year that directed the trustees’ focus to relevant information and topics.

The trustees also received information throughout the year during advisor presentations conducted by the Oversight and Manager Search team. For each advisor presentation, the trustees were provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the trustees received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Oversight and Manager Search team’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the trustees approved the arrangement. Rather, it was the totality of the circumstances that drove the trustees’ decision.

Nature, extent, and quality of services

The trustees reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The trustees considered that PRIMECAP, founded in 1983, located in Pasadena, CA, is recognized for its long-term approach to growth-equity investing. The portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable the portfolio managers to invest only in their highest conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since 1998. The trustees concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The trustees considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The trustees concluded that the performance was such that the advisory arrangement should continue.

Cost

The trustees concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.

The trustees did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The trustees concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for PRIMECAP. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The trustees will consider whether to renew the advisory arrangement again after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no changes in the Registrant’s Internal Control Over Financial Reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 21, 2025

VANGUARD HORIZON FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2025

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney filed on February 28, 2025 (see File Number 333-177613), Incorporated by Reference.